-----------------------------
                                                             OMB APPROVAL

                                                   OMB Number: 3235-0059
                                                   Expires: January 31,2008
                                                   Estimated average burden
                                                   hours per response.......14.
                                                   -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

              AllianceBernstein Variable Product Series Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

--------------------------------------------------------------------------------

     4)   Date Filed:

--------------------------------------------------------------------------------

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. 1345 Avenue of the Americas, New York, New York 10105

                                             September __, 2005

Dear Stockholders:

The Board of Directors (the "Directors") of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") and the series thereof (each a "Portfolio") are pleased to invite you to the Joint Annual Meeting of Stockholders (the "Meeting") to be held on November 15, 2005. The accompanying Notice of Joint Annual Meeting of Stockholders and Proxy Statement present several Proposals to be considered at the Meeting.

At the Meeting, stockholders will be asked to elect Directors. We are also asking that you approve Proposals, as explained in the attached Proxy Statement, that are intended to update and standardize the Fund's governing documents and the Portfolios' fundamental investment policies. Generally, fundamental policies are policies that under federal law can only be changed by a stockholder vote.

We believe that uniform Fund governing document and fundamental policies will result in substantial benefits for the Portfolios and their stockholders. The Fund was organized in 1987 and has restrictions that can be traced back to requirements that are no longer applicable. These restrictions can limit the Portfolio's flexibility to act efficiently.

Although not required, many Portfolios have investment objectives that are fundamental. We are asking that you approve making these investment objectives "non-fundamental." For some of the Portfolios, we are also asking that you approve changes to a Portfolio's investment objective. As a non-fundamental policy, the Portfolios' investment objective can be changed with approval of the Board in the future without the need for the delay or expense of a stockholder vote.

The Directors have concluded that the Proposals are in the best interests of each of the Portfolios and unanimously recommend that you vote "FOR" the Proposals that apply to the Portfolio in which you have an interest.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote promptly by proxy. [Computershare Fund Services, Inc. ("Computershare")], a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from [Computershare] reminding you to vote by proxy. No matter how many shares you own, your vote is important.

Sincerely,

--------------------
Marc O. Mayer
President

                              QUESTIONS AND ANSWERS
              AllianceBernstein Variable Products Series Fund, Inc.
                                      PROXY

Q.   WHY DID YOU SEND ME THIS BOOKLET?

A. This booklet contains the Notice of Joint Annual Meeting of Stockholders (the "Notice") and Proxy Statement that provides you with information you should review before voting on the Proposals that will be presented at the Annual Meeting of Stockholders (the "Meeting") for the Portfolios of the Fund (the "Fund") listed in the accompanying Notice (each a "Portfolio" and, collectively, "Portfolios").

     Shares of the Portfolios are not sold directly to individuals. The Portfolios only offer their shares through the separate accounts of life insurance companies ("Insurers"). As a contractholder, you hold a contract with an Insurer that offers one or more of the Portfolios as an investment option. The Insurers are the stockholders of record. However, because you, the contractholder, are the true beneficial owner of the investment, Insurers will generally pass their voting rights onto you and will vote the shares of each Portfolio that you hold through your insurance contracts in accordance with any instructions you provide. As a contractholder, you have the right to vote for the election of the Directors of the Fund and on the various proposals concerning you investment in a Portfolio.

     References to "you" or "stockholders" throughout the proxy materials shall include stockholders of record (i.e., the Insurers) and contractholders.

Q.   WHO IS ASKING FOR MY VOTE?

A. The Board of Directors of the Fund (the "Board") is asking you to vote at the Meeting. Those Proposals are as follows:

     The first Proposal is to elect Directors of the Fund. All stockholders will be asked to elect Directors of the Fund.

     We are also asking for your approval of several other Proposals. As more fully explained in the Proxy Statement, not all of these Proposals apply to each Portfolio. These Proposals include the approval of:

     o    the amendment and restatement of the Fund's charter;

     o amendment, elimination or reclassification of certain of the Portfolio's fundamental investment policies ; and

     o reclassification of certain fundamental investment objectives as non-fundamental and, in some cases, a change in a Portfolio's investment objective.

Q.   HOW DOES THE BOARD RECOMMEND I VOTE?

A.   The Board recommends that you vote "FOR" all Proposals.

Q.   WHO IS ELIGIBLE TO VOTE?

A. Stockholders of record at the close of business on August 24, 2005 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. You will be entitled to vote only on those Proposals that apply to the Portfolio in which you have an interest on the Record Date. If you were a contractholder of an insurance contract that held shares in a Portfolio on the Record Date, you have the right to vote even if you no longer invest in the Portfolio.

Q.   WHAT ROLE DOES THE BOARD PLAY?

A. The Board oversees the management of each Portfolio. Each of the Directors has an obligation to act in what he or she believes to be the best interests of a Portfolio, including approving and recommending charter and policy changes such as those proposed in the Proxy Statement. The background of each nominee for Director is described in the Proxy Statement.

Q. WHY ARE THE DIRECTORS PROPOSING THE AMENDMENT AND RESTATEMENT OF THE FUND'S CHARTER?

A. The Fund is organized under Maryland law. We are proposing the amendment and restatement of the Fund's charter for your approval in order to modernize and standardize this document and to facilitate more efficient management of the Fund by giving it greater flexibility as permitted under Maryland law.

Q. WHY ARE THE DIRECTORS PROPOSING TO AMEND, ELIMINATE OR RECLASSIFY CERTAIN OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT RESTRICTIONS?

A. Certain policies are required by the federal law applicable to mutual funds to be fundamental, meaning they cannot be changed without stockholder vote. We are proposing to standardize these required fundamental policies so that the Portfolios will have uniform policies. Many of the Portfolios adopted other policies as fundamental when it was not necessary to do so. We are proposing to eliminate many of these policies because they are no longer required due to changes in applicable law and can now be eliminated. As explained in the Proxy Statement, certain of these fundamental policies will be reclassified and retained as non-fundamental policies, if stockholders approve making them non-fundamental.

     These proposals would update the Portfolios' fundamental investment policies and standardize them across the Portfolios. The Portfolios would continue to be managed in accordance with the investment policies described in their prospectuses (as such prospectuses are updated from time-to-time). We do not expect that the revised policies would significantly change the way the Portfolios are managed.

Q. WHY ARE THE DIRECTORS PROPOSING THAT YOU APPROVE RECLASSIFYING THE PORTFOLIOS' FUNDAMENTAL INVESTMENT OBJECTIVES AND, IN SOME CASES, MODIFYING THEM?

A. A Portfolio's investment objective generally is not required to be fundamental. Consequently, a Portfolio is not usually required to have a stockholder vote to change its objective under applicable laws. We propose the reclassification of the Portfolios' fundamental investment objectives as non-fundamental to provide the Portfolios with the flexibility to respond to market changes without incurring the expense and delay of seeking a stockholder vote. The reclassification would permit a Portfolio to revise its investment objective in the event that the Board in consultation with the Portfolios' investment adviser, Alliance Capital Management L.P. ("Alliance"), believes it is necessary or appropriate to emphasize different strategies or portfolio allocations in light of then prevailing market conditions or trends. The proposed changes to certain of the Portfolios' investment objectives are intended to simplify and clarify the Portfolios' investment objectives and to make them consistent among similar groups of Portfolios. Any subsequent change in a Portfolio's investment objective would be subject to prior approval by the Board. Stockholders will be given at least 60 days notice prior to the implementation of a change in an investment objective.

Q.   WHY ARE THERE SO MANY PROPOSALS FOR MULTIPLE PORTFOLIOS IN ONE PROXY
     STATEMENT?

A. The Portfolios are intended are intended to offer a broad range of investment opportunities to investors. We have included all of our Proposals in one Proxy Statement to reduce costs. More tailored Proxy Statements would increase printing and mailing costs significantly. We recognize that the Proxy Statement is lengthy and have endeavored to make it as simple and understandable as possible.

Q.   HOW CAN I VOTE MY PROXY?

A.   Please follow the voting instructions included on the enclosed Proxy Card.

Q.   WHAT IF I WANT TO REVOKE MY PROXY?

A. You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by signing and submitting another proxy of a later date or (iii) by personally voting at the Meeting.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.   [Please call (866) 360-2513 if you have questions.]

[LOGO]
ALLIANCEBERNSTEIN (SM)
Investment Research and Management

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

Americas Government Income Portfolio      Large Cap Growth Portfolio
Balanced Wealth Strategy Portfolio        Money Market Portfolio
Global Bond Portfolio                     Real Estate Investment Portfolio
Global Dollar Government Portfolio        Small Cap Growth Portfolio
Global Technology Portfolio               Small/Mid Cap Value Portfolio
Global Research Growth Portfolio          Total Return Portfolio
Growth Portfolio                          Utility Income Portfolio
Growth and Income Portfolio               U.S. Government/High Grade Securities
High Yield Portfolio                      Portfolio
International Portfolio                   U.S. Large Cap Blended Style Portfolio
International Value Portfolio             Value Portfolio
                                          Wealth Appreciation Strategy Portfolio
                                          Worldwide Privatization Portfolio

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105

--------------------------------------------------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                         SCHEDULED FOR NOVEMBER 15, 2005

To the Stockholders of the series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"):

Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of the series of the Fund (each, a "Portfolio", and, collectively, the "Portfolios") will be held at the offices of the Fund, 1345 Avenue of the Americas, [39th] Floor, New York, New York 10105, on November 15, 2005, at 10:00 a.m. Eastern Time, to consider and vote on the following Proposals, all of which are more fully described in the accompanying Proxy Statement dated September ___, 2005:

1. The election of Directors of the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies;

2. The amendment and restatement of the charter for the Fund, which will repeal in their entirety all of the currently existing charter provisions and substitute, in lieu thereof, the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the accompanying Proxy Statement as Appendix D;

3. The amendment, elimination, or reclassification as non-fundamental of certain of the Portfolios' fundamental investment restrictions;

4. The reclassification of the Portfolios' fundamental investment objectives as non-fundamental and, for certain of the Portfolios, a change in the investment objective; and

5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any stockholder of record of a Portfolio at the close of business on August 24, 2005 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of Directors. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed Proxy Card, or to submit voting instructions by telephone at (866) 360-2513 or via the Internet as described on the enclosed Proxy Card.

The Board of Directors recommends a vote "FOR" each Proposal.

                                            By Order of the Board of Directors,
                                            Mark R. Manley Secretary
New York, New York

September __, 2005

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also by telephone or through the Internet authorize a proxy to vote your shares. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your Proxy Card promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------
(R) This is a mark used under license from the owner Alliance Capital Management L.P.

                                TABLE OF CONTENTS

                                                                            Page

Introduction ..................................................................1

     PROPOSAL One Election of Directors .......................................6

     PROPOSAL Two The Amendment And Restatement Of The Charter For The
     Fund ....................................................................13

          A. Series and Class Structure and Related Provisions ...............13

          B. Stockholder Voting Provisions ...................................15

          C. Mandatory and Other Redemption Provisions .......................16

          D. Liability Exculpation and Indemnification and Expense
             Advance Provisions ..............................................18

          E. Other Revisions .................................................19

               (i) Corporate Purpose .........................................19

               (ii) Board of Directors .......................................19

               (iii) Interested Persons Provisions ...........................19

               (iv) Dividends and Distributions ..............................19

     PROPOSAL Three Approval Of Amendment, Elimination, Or
     Reclassificaton Of Fundamental Investment Restrictions ..................21

          Proposal 3.A. Diversification ......................................21

          Proposal 3.B. Amendment of Fundamental Policies Regarding
                        the Issuance of Senior Securities and
                        Borrowing Money ......................................22

          Proposal 3.C. Amendment of Fundamental Policy Regarding
                        Underwriting Securities ..............................24

          Proposal 3.D. Amendment of Fundamental Policy Regarding
                        Concentration of Investments .........................25

          Proposal 3.E. Amendment of Fundamental Policy Regarding
                        Investment in Real Estate and Companies that
                        Deal in Real Estate ..................................26

          Proposal 3.F. Amendment of Fundamental Policy Regarding
                        Investment in Commodities, Commodity Contracts
                        and Futures Contracts ................................26

          Proposal 3.G. Amendment of Fundamental Policies Regarding
                        Loans ................................................27

          Proposal 3.H. Elimination of the Fundamental Policy
                        Prohibiting Joint Securities Trading Accounts ........28

          Proposal 3.I. Elimination of the Fundamental Policy
                        Prohibiting Investments for Purposes of
                        Exercising ControlApplicable Portfolios: .............28

          Proposal 3.J. Elimination of the Fundamental Policy
                        Prohibiting Investments in Other Investment
                        Companies Exceeding Specified Percentage
                        Limitations ..........................................29

          Proposal 3.K. Elimination of the Fundamental Policy
                        Prohibiting Investments in Oil, Gas, and Other
                        Types of Minerals or Mineral Leases ..................30

          Proposal 3.L. Elimination of the Fundamental Policy
                        Restricting Purchases of Securities on Margin ........30

          Proposal 3.M. Elimination of the Fundamental Policy
                        Restricting Short Sales ..............................31

          Proposal 3.N. Elimination of the Fundamental Policy
                        Prohibiting Pledging, Hypothecating,
                        Mortgaging or Otherwise Encumbering Assets ...........32

          Proposal 3.O. Elimination of the Fundamental Policy
                        Regarding Investments in Illiquid or
                        Restricted Securities ................................32

          Proposal 3.P. Elimination of the Fundamental Policy
                        Regarding Investments in Warrants ....................33

          Proposal 3.Q. Elimination of the Fundamental Policy
                        Regarding Investments in Unseasoned Companies ........34

          Proposal 3.R. Elimination of Requirement to Invest in
                        Specific Investments .................................34

          Proposal 3.S. Elimination of the Fundamental Policy
                        Regarding 65% Limitations in Certain
                        Investments ..........................................35

          Proposal 3.T. Elimination of the Fundamental Policy
                        Regarding Purchasing Securities of Issuers in
                        which Officers, Directors or Partners Have an
                        Interest .............................................35

          Proposal 3.U. Elimination of the Fundamental Policy
                        Restricting Option Transactions ......................36

          Proposal 3.V. Elimination of the Fundamental Policy
                        Regarding Purchasing Voting or Other
                        Securities of Issuers ................................37

          Proposal 3.W. Elimination of the Fundamental Policy
                        Regarding Percentage Limitation On Investments
                        In Repurchase Agreements .............................38

          Proposal 3.X. Elimination of the Fundamental Policy
                        Regarding Securities with Maturities Greater
                        than One Year ........................................38

          Proposal 3.Y. Elimination of the Fundamental Policy
                        Regarding Acquisitions of Certain Preferred
                        Stock and Debt Securities ............................39

          Proposal 3.Z. Elimination of the Fundamental Policy
                        Regarding Investments in Government Securities Consistent with Internal Revenue Code
                        Requirements .........................................39

          PROPOSAL Four ......................................................41

          Proposal 4.A. Reclassification of Each Portfolio's
                        Fundamental Investment Objective as
                        Non-fundamental ......................................41

          Proposal 4.B. Change in a Portfolio's Investment Objective
                        and Reclassification of Revised Investment
                        Objective as Non-fundamental .........................42

          Stock Ownership ....................................................50

          Information As To The Fund's Investment Adviser And
          Distributor ........................................................50

          Submission Of Proposals For Next Meeting Of Stockholders ...........50

          Other Matters ......................................................50

          Reports to Stockholders ............................................50

APPENDIX A - OUTSTANDING VOTING SHARES ......................................A-1

APPENDIX B - ADDITIONAL INFORMATION REGARDING DIRECTORS .....................B-1

APPENDIX C- GOVERNANCE AND NOMINATING COMMITTEE CHARTER .....................C-1

APPENDIX D - FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT ..................D-1

APPENDIX E - STOCK OWNERSHIP ................................................E-1

                                 PROXY STATEMENT

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

Americas Government Income Portfolio      Large Cap Growth Portfolio
Balanced Wealth Strategy Portfolio        Money Market Portfolio
Global Bond Portfolio                     Real Estate Investment Portfolio
Global Dollar Government Portfolio        Small Cap Growth Portfolio
Global Technology Portfolio               Small/Mid Cap Value Portfolio
Global Research Growth Portfolio          Total Return Portfolio
Growth Portfolio                          Utility Income Portfolio
Growth and Income Portfolio               U.S. Government/High Grade Securities
High Yield Portfolio                      Portfolio
International Portfolio                   U.S. Large Cap Blended Style Portfolio
International Value Portfolio             Value Portfolio
                                          Wealth Appreciation Strategy Portfolio
                                          Worldwide Privatization Portfolio

--------------------------------------------------------------------------------

                           1345 Avenue of the Americas
                            New York, New York 10105

                               -------------------

                      JOINT ANNUAL MEETING OF STOCKHOLDERS

                                November 15, 2005

                               -------------------

                                  Introduction

This is a combined Proxy Statement for the portfolios of the AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") listed above (each a "Portfolio" and, collectively, the "Portfolios"). The Board of Directors ("Board") is soliciting proxies for a Joint Annual Meeting of Stockholders (the "Meeting") to consider and vote on Proposals that are recommended by the Board.

The Board is sending you this Proxy Statement to ask for your vote on several Proposals affecting your Portfolio. The Portfolios will hold the Meeting at the offices of the Fund, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, on November 15, 2005 at [3:00 p.m.] Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Portfolios. Alliance Capital Management L.P. is the investment adviser to the Portfolios ("Alliance"). The Notice of Joint Annual Meeting, of Stockholders Proxy Statement and Proxy Card are being mailed to stockholders on or about September __, 2005.

Any stockholder who owned shares of a Portfolio on August 24, 2005 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

Shares of the Portfolios are not sold directly to individuals. The Portfolios only offer their shares through the separate accounts of life insurance companies ("Insurers"). Contractholders select a Portfolio as an investment option through an insurance contract with the Insurer. The Insurer that uses a Portfolio as a funding vehicle, is in most cases, the legal stockholder of the Portfolio and, as such, has voting and investment power with respect to the shares. However, the Insurer generally will pass through any voting rights to contractholders and will vote the shares of each Portfolio in the manner directed by a contractholder. With respect to shares for which a contractholder fails to provide voting instructions, or shares that the Insurer holds for its own benefit (i.e., rather than on behalf of a contractholder), the Insurers will vote such shares in the same proportion as the shares for which voting instructions were received from contractholders. For proxies received with no voting instructions on how to vote, the Insurer will vote those shares FOR the proposals.

We have divided the Proxy Statement into five main parts:

     Part I -  Overview of the Board's Proposals.

     Part II - Discussion of each Proposal and an explanation of why we are requesting that you approve each Proposal.

    Part III - Information about the Portfolios' independent registered public accounting firm.

     Part IV - Additional information on proxy voting and stockholder meetings.

     Part V -  Other information about the Fund and the Portfolios.

Part I - Overview of Proposals
------------------------------

     As a stockholder of one or more of the Portfolios, you are being asked to consider and vote on a number of Proposals. While the following list is long, not all of the Proposals apply to each Portfolio. Many of the Proposals relate to conforming changes that will result in standardized policies across the Portfolios.

                Proposal                          Portfolio(s) Affected
                --------                          ---------------------

1.   The election of the Directors,                   All Portfolios
     each such Director to serve a                    --------------
     term of an indefinite duration
     and until his or her successor is
     duly elected or qualifies.

2.   The amendment and restatement of                 All Portfolios
     the Fund's charter, which will                   --------------
     repeal in its entirety all
     currently existing charter
     provisions and substitute in lieu
     thereof new provisions set forth
     in the Form of Articles of
     Amendment and Restatement
     attached to this Proxy Statement
     as Appendix D.

3.   The amendment, elimination, or
     reclassification as non-fundamental
     of the fundamental investment
     restrictions regarding:

     3.A. Diversification                         All Portfolios Except:
                                                  ----------------------
                                                Americas Government Income
                                           Portfolio, Global Bond Portfolio, and
                                            Global Dollar Government Portfolio

     3.B. Issuing Senior Securities                   All Portfolios
          and Borrowing Money                         --------------

     3.C. Underwriting Securities           Global Research Growth Portfolio,
                                               Global Technology Portfolio,
                                               Growth Portfolio, Growth and
                                               Income Portfolio, High Yield
                                           Portfolio, International Portfolio,
                                            Large Cap Growth Portfolio, Money
                                            Market Portfolio, Small Cap Growth
                                            Portfolio, Total Return Portfolio,
                                                U.S. Government/High Grade
                                           Securities Portfolio, and U.S. Large
                                               Cap Blended Style Portfolio

     3.D. Concentration of Investments                All Portfolios
                                                      --------------

     3.E. Real Estate and Companies                   All Portfolios
          that Deal in Real Estate                    --------------

     3.F. Commodity Contracts and                 All Portfolios Except:
          Future Contracts                        ----------------------
                                               Global Technology Portfolio

     3.G. Loans                                       All Portfolio
                                                      -------------

     3.H. Joint Securities Trading              Americas Government Income
          Accounts                          Portfolio, Global Bond Portfolio,
                                            Global Technology Portfolio, High
                                               Yield Portfolio, Real Estate
                                             Investment Portfolio, Small Cap
                                             Growth Portfolio, Utility Income
                                             Portfolio, U.S. Government/High
                                             Grade Securities Portfolio, and
                                            Worldwide Privatization Portfolio

     3.I. Exercising Control                      All Portfolios Except:
                                                  ----------------------
                                            Global Research Growth Portfolio,
                                             Growth Portfolio, and U.S. Large
                                               Cap Blended Style Portfolio

     3.J. Other Investment Companies            Americas Government Income
                                            Portfolio, Global Bond Portfolio,
                                            Global Research Growth Portfolio,
                                               Global Technology Portfolio,
                                            Growth and Income Portfolio, High
                                              Yield Portfolio, International
                                            Portfolio, Money Market Portfolio,
                                             Total Return Portfolio, Utility
                                                Income Portfolio, and U.S.
                                             Government/High Grade Securities
                                                        Portfolio

     3.K. Oil, Gas, and Other Types of          Americas Government Income
          Mineral Leases                    Portfolio, Global Bond Portfolio,
                                           Global Dollar Government Portfolio,
                                            Global Technology Portfolio, Money
                                              Market Portfolio, Real Estate
                                           Investment Portfolio, Utility Income
                                                 Portfolio, and Worldwide
                                                 Privatization Portfolio

     3.L. Purchases of Securities on              All Portfolios Except:
          Margin                                  ----------------------
                                           Balanced Wealth Strategy Portfolio,
                                            Global Research Growth Portfolio,
                                               Growth Portfolio, Growth and
                                          Income Portfolio, International Value
                                               Portfolio, Large Cap Growth
                                            Portfolio, Money Market Portfolio,
                                              Small/Mid Cap Value Portfolio,
                                               Value Portfolio, and Wealth
                                             Appreciation Strategy Portfolio

     3.M. Short Sales                             All Portfolios Except:
                                                  ----------------------
                                           Balanced Wealth Strategy Portfolio,
                                            Global Research Growth Portfolio,
                                               Growth Portfolio, Growth and
                                          Income Portfolio, International Value
                                              Portfolio, Small/Mid Cap Value
                                            Portfolio, U.S. Large Cap Blended
                                          Style Portfolio, Value Portfolio, and
                                               Wealth Appreciation Strategy
                                                        Portfolio

     3.N. Pledging, Hypothecating,                All Portfolios Except:
          Mortgaging or Otherwise                 ----------------------
          Encumbering Assets               Growth Portfolio, and Utility Income
                                                        Portfolio

     3.O. Illiquid Securities and             Global Bond Portfolio, Global
          Restricted Securities              Technology Portfolio, Growth and
                                               Income Portfolio, High Yield
                                           Portfolio, International Portfolio,
                                            Large Cap Growth Portfolio, Money
                                              Market Portfolio, Total Return
                                           Portfolio, and U.S. Government/High
                                                Grade Securities Portfolio

     3.P. Warrants                              Americas Government Income
                                           Portfolio, and Global Bond Portfolio

     3.Q. Unseasoned Companies                  Global Technology Portfolio

     3.R. Requirement to Invest in              Large Cap Growth Portfolio
          Specific Investments

     3.S. 65% Investment Limitation             U.S. Government/High Grade
                                           Securities Portfolio, Utility Income
                                                 Portfolio, and Worldwide
                                                 Privatization Portfolio

     3.T. Securities of Issuers in             Global Technology Portfolio,
          which Officers or Directors/         Growth and Income Portfolio,
          Partners Have an Interest         International Portfolio, Large Cap
                                              Growth Portfolio, Money Market
                                          Portfolio, and Total Return Portfolio

     3.U. Option Transactions                   Americas Government Income
                                               Portfolio, Global Technology
                                               Portfolio, Large Cap Growth
                                               Portfolio, and Money Market
                                                        Portfolio

     3.V. Purchasing Voting or Other        Growth and Income Portfolio, High
          Securities                          Yield Portfolio, International
                                               Portfolio, Large Cap Growth
                                            Portfolio, Money Market Portfolio,
                                               Total Return Portfolio, U.S.
                                             Government/High Grade Securities
                                              Portfolio, and Utility Income
                                                        Portfolio

     3.W. Repurchase Agreements             Growth and Income Portfolio, High
                                              Yield Portfolio, International
                                               Portfolio, Large Cap Growth
                                            Portfolio, Money Market Portfolio,
                                             Total Return Portfolio, and U.S.
                                             Government/High Grade Securities
                                                        Portfolio

     3.X. Securities with Maturities              Money Market Portfolio
          Greater than One Year

     3.Y. Acquisitions of Certain             High Yield Portfolio, and U.S.
          Preferred Stock and Debt           Government/High Grade Securities
          Securities                                    Portfolio

     3.Z. Investments in Government             U.S. Government/High Grade
          Securities Consistent with               Securities Portfolio
          Internal Revenue Code
          Requirements

4.

     A.   The reclassification of a             Americas Government Income
          Portfolio's fundamental          Portfolio, Balanced Wealth Strategy
          investment objective as           Portfolio, Global Bond Portfolio,
          non-fundamental with no          Global Dollar Government Portfolio,
          change to investment             Global Technology Portfolio, Global
          objective; and                     Research Growth Portfolio, High
                                           Yield Portfolio, International Value
                                            Portfolio, Money Market Portfolio,
                                           Small/Mid Cap Value Portfolio, U.S.
                                             Government/High Grade Securities
                                            Portfolio, U.S. Large Cap Blended
                                           Style Portfolio, Value Portfolio and
                                               Wealth Appreciation Strategy
                                                        Portfolio

     B.   The reclassification as         1. Growth Portfolio
          non-fundamental and with
          changes to specific             2. Growth and Income Portfolio
          Portfolios investment
          objectives                      3. International Portfolio

                                          4. Large Cap Growth Portfolio

                                          5. Real Estate Investment Portfolio

                                          6. Small Cap Growth Portfolio

                                          7. Total Return Portfolio

                                          8. Utility Income Portfolio,

                                          9. Worldwide Privatization Portfolio

Part II - Discussion of Each Proposal
-------------------------------------

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

At the Meeting, stockholders will vote on the election of Directors of the Fund. Each Director elected at the Meeting will serve for a term of an indefinite duration and until his or her successor is duly elected and qualifies. The following individuals have been nominated for election as a Director. It is the intention of the persons named as proxies in the accompanying Proxy Card to nominate and vote in favor of the nominees named below for election as Director of the Fund.

                                 Ms. Ruth Block
                              Mr. David H. Dievler
                               Mr. John H. Dobkin
                            Mr. William H. Foulk, Jr.
                           Mr. Marshall C. Turner, Jr.

Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend. The Fund has a policy generally requiring that Directors retire at the end of the calendar year in which they reach the age of 76. The Governance and Nominating Committee and the Board have waived the application of this policy to Mr. Dievler through December 31, 2006.

Certain information concerning the nominees is set forth below.

                                                         Number of
                                                        Portfolios
                                                            in
                                                         Alliance-
                                                         Bernstein
                                                           Fund        Other
                                          Principal       Complex    Director-
                                        Occupation(s)    Overseen      ships
   Name, Address        Years of           During           by        Held by
 and Date of Birth     Service *        Past 5 Years     Director    Director
 -----------------     ---------        ------------     --------    --------

DISINTERESTED
DIRECTORS

Ruth Block,#,**        since 1992   Formerly Executive      105    None
500 SE Mizner Blvd.,                Vice President and
Boca Raton, FL 33432                Chief Insurance
11/7/30                             Officer of The
                                    Equitable Life
                                    Assurance Society of
                                    The United States;
                                    Chairman and Chief
                                    Executive Officer of
                                    Evlico (insurance);
                                    former Governor at
                                    Large, National
                                    Association of
                                    Securities Dealers,
                                    Inc.

David H. Dievler,#     since 1990   Independent             107    None
P.O. Box 167,                       consultant. Until
Spring Lake, NJ                     December 1994 he was
07762                               Senior Vice
10/23/29                            President of ACMC
                                    ("Alliance Capital
                                    Management
                                    Corporation", the
                                    general partner of
                                    Alliance)
                                    responsible for
                                    mutual fund
                                    administration.
                                    Prior to joining
                                    ACMC in 1984, he was
                                    Chief Financial
                                    Officer of Eberstadt
                                    Asset Management
                                    since 1968. Prior to
                                    that, he was Senior
                                    Manager at Price
                                    Waterhouse & Co.
                                    Member of the
                                    American Institute
                                    of Certified Public
                                    Accountants since
                                    1953.

John H. Dobkin,#       since 1992   Consultant. Formerly    105    Municipal
P.O. Box 12,                        President of Save              Art
Annandale, NY                       Venice, Inc.                   Society
12504                               (preservation                  (New
2/19/42                             organization) from             York City)
                                    2001-2002, Senior
                                    Adviser from June
                                    1999-June 2000 and
                                    President of
                                    Historic Hudson
                                    Valley (historic
                                    preservation) from
                                    December 1989 - May
                                    1999. Previously,
                                    Director of the
                                    National Academy of
                                    Design and during
                                    1988-1992, Director
                                    and Chairman of the
                                    Audit Committee of
                                    ACMC.

Chairman of the
Board

William H. Foulk,      since 1990   Investment adviser      108    None
Jr.,#,+                             and independent
2 Sound View Drive                  consultant. He was
Suite 100                           formerly Senior
Greenwich, CT                       Manager of Barrett
06830                               Associates, Inc., a
9/7/32                              registered
                                    investment adviser,
                                    with which he had
                                    been associated
                                    since prior to 2000.
                                    He was formerly
                                    Deputy Comptroller
                                    and Chief Investment
                                    Officer of the State
                                    of New York and,
                                    prior thereto, Chief
                                    Investment Officer
                                    of the New York Bank
                                    for Savings.

Marshall C. Turner,    since 2005   Principal of Turner       1    Toppan
Jr.,#                               Venture Associates             Photomasks,
220 Montgomery St.                  (venture capital and           Inc.; the
Penthouse 10,                       consulting) since              George Lucas
San Francisco, CA                   prior to 2000.                 Educational
94104-3402                          Chairman and CEO,              Foundation;
10/10/41                            DuPont Photomasks,             Chairman of
                                    Inc., Austin, Texas,           the Board
                                    2003-2005, and                 of the
                                    President and CEO              Smithsonian's
                                    since company                  National
                                    acquired, and name             Museum of
                                    changed to Toppan              Natural
                                    Photomasks, Inc.               History

Interested
Director***

Marc O. Mayer          since [__]   Executive Vice           82    SCB
1345 Avenue of the                  President of ACMC,             Partners,
Americas,                           since 2001, prior              Inc.; and
New York, New York                  thereto, Chief                 SCB Inc.
10105                               Executive Officer of
10/2/57                             Sanford C. Bernstein
                                    & Co., LLC
                                    (institutional
                                    research and
                                    brokerage arm of
                                    Bernstein & Co.,
                                    Inc.) and its
                                    predecessor since
                                    prior to 2000.

----------
* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Fund's Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committee and the Board of the Fund have waived the application of this retirement policy through December 31, 2006.

** Ms. Block was an "interested person", as defined in the Investment Company Act of 1940 (the "1940 Act"), until October 21, 2004 by reason of her ownership of securities of a controlling person of Alliance. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

*** Mr. Mayer is an "interested person", as defined in the 1940 Act, of the Fund due to his position as Executive Vice President of ACMC.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+    Member of the Fair Value Pricing Committee.

As of [August 17, 2005], to the knowledge of management, the Directors and officers of the Fund, both individually and as a group, owned less than 1% of the shares of the Fund and each respective Portfolio. [Please confirm.] Additional information related to the equity ownership of the Directors and the compensation they received from the Fund is presented in Appendix [B]. During the Fund's most recently completed fiscal year, the Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of Alliance or of any of its parents or subsidiaries. [Please confirm.]

During the Fund's fiscal year ended in 2004, the Board met [__] times. Each Director attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he or she served. [Please confirm.] The Fund does not have a policy that requires a Director to attend annual meetings of stockholders but the Fund encourages such attendance.

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. [Please confirm number of committees.] The members of the Fund's committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met [three] times during the Fund's most recently completed fiscal year.

The Governance and Nominating Committee met [one] time during the Fund's most recently completed fiscal year. The Board has adopted a charter for its Governance and Nominating Committee, a copy of which is included as Appendix [C]. Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Governance and Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Governance and Nominating Committee are included in Appendix [C].

The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by a Portfolio made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolio's net asset value ("NAV") by more than $0.01 per share. [The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.] [Please confirm.]

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. [The Independent Directors Committee met [___] times during the Fund's most recently completed fiscal year.] [Please confirm.]

The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

The Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the Fund. The election of a nominee as Director requires a plurality of the votes cast.

                                  PROPOSAL TWO
            THE AMENDMENT AND RESTATEMENT OF THE CHARTER FOR THE FUND

The Fund is organized as a Maryland corporation and is subject to Maryland General Corporation Law ("MGCL"). Under the MGCL, the Fund is formed pursuant to a charter ("Charter") that sets forth various provisions relating primarily to the governance of the Fund and powers of the Fund to conduct business. The Board has declared advisable and recommends to the Fund's stockholders the amendment and restatement of the Charter. Alliance, the investment adviser to the Portfolios, advised the Board that the proposed amendments have two primary objectives. First, Alliance believes that it is important to update the Charter to take full advantage of the flexibility afforded by the provisions of the MGCL, as they currently exist or may be changed in the future. Second, Alliance believes that the Charter should be standardized so that there will be no differences among the other AllianceBernstein Mutual Funds. In the past, the existence of different Charter provisions has imposed burdens in administering the AllianceBernstein Funds and, in some cases, limited a Board's or the Fund's power to take actions that would benefit the Fund and its stockholders.

Many of the proposed amendments are technical amendments that are designed to allow the Fund's Board to take full advantage of the provisions of the MGCL. Some provisions contained in the Charter are now obsolete because they are regulated by the 1940 Act or the MGCL and are no longer required in the Charter. For these reasons, Alliance recommended to the Board the amendment and restatement of the Charter as discussed below in order to modernize and standardize it, which will facilitate the Board's ability to direct the management of the business and affairs of the Portfolio as it deems advisable. The Board recommends that stockholders approve the amendment and restatement of the Charter for the Fund. The amendment and restatement of the Charter will be accomplished by repealing in its entirety all of the existing Charter provisions and substituting in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement (the "New Charter") attached as Appendix
D. A detailed summary of the amendments is set forth below. If a stockholder of the Fund would like a copy of the current Charter, please write to [Dennis Bowden at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105].

If approved, the New Charter will give the Board more flexibility and broader power to act than does the current Charter. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Fund to operate in a more efficient and economical manner.

The proposed amendments to the Charter fall generally under four broad categories: (i) series and class structure and related provisions, (ii) stockholder voting provisions, (iii) mandatory and other redemption provisions and (iv) liability, exculpation and indemnification and expense advance provisions. The following discusses the material changes for the Fund within these broad categories and the additional categories, and discusses the Board's recommendations as to each amendment and identifies each Portfolio for which an amendment is applicable.

     A.   Series and Class Structure and Related Provisions

Alliance recommended, and the Board declared advisable, the proposed amendments concerning the establishment and administration of series and classes of the Fund's stock to update the Charter to provide the Board with the broadest flexibility to act with respect to series or classes of stock under the MGCL subject to the 1940 Act. The New Charter provisions would clarify the classification and designation of stock and the allocation of assets and expenses among series or classes of stock and the Board's powers with respect to these allocations. These changes are intended to improve administration of the Portfolios and would not affect the management of the Portfolios.. The New Charter contains provisions that:

          o Provide for the automatic readjustment of the number of authorized shares of a class or series of the Fund that are classified or reclassified into shares of another series or class of the Fund. This change is administrative and provides for automatic readjustment in the number of shares where changes are made to one series or class. See New Charter, Article Fifth,
               Section 1.

          o Clarify that redeemed or otherwise acquired shares of stock of a series or class shall constitute authorized but unissued shares of stock of that series or class and, in connection with a liquidation or reorganization of a series or class of the Fund in which outstanding shares of such class or series are redeemed by the Fund, that all authorized but unissued shares of such class or series shall automatically be returned to the status of authorized but unissued shares of common stock, without further designation as to class or series. This change is for administrative flexibility and avoids the necessity to authorize the issuance of additional shares when shares have been previously authorized by the Board. See New Charter, Article Fifth, Section 10(e).

          o Clarify that the Fund's Board has sole discretion to allocate the Fund's general assets and provide that any general assets allocated to a series or class will irrevocably belong to that series or class. This change makes the Board's discretion explicit in the New Charter and conforms provisions in the New Charter to the MGCL. See New Charter, Article Fifth, Sections 3 and 4.

          o Clarify that debts, liabilities, obligations and expenses of a series or class shall be charged to the assets of the particular series or class and to provide that the Board's determination with respect to the allocation of all debts, liabilities, obligations and expenses will be conclusive. This change conforms provisions in the New Charter to the MGCL and makes the Board's powers to determine allocations of debts, liabilities, obligations and expenses explicit. See New Charter, Article Fifth, Section 5.

          o Provide that debts, liabilities, obligations and expenses of a series or class are enforceable only with respect to that series or class and not against the assets of the Fund generally. This change would clarify that the debts, liabilities, obligations and expenses of one series or class of a Fund are enforceable only with respect to that series or class, which is consistent with a provision of the MGCL that protects the stockholders of a fund's other series or classes of stock. See New Charter, Article Fifth,
               Section 5.

          o Provide that the Board may provide a specified holding period prior to the record date for stockholders to be entitled to dividends. (deleting for most Funds a requirement that such holding period may not exceed a maximum of 72 hours) (and to provide that dividends or distributions may be paid in-kind. This change gives the discretion to specify holding periods rather than specifying them in the Charter and provides the Board with the flexibility in the payment of dividends, whether in cash or in-kind. See New Charter, Article Fifth, Section 7.

          o Permit the Board discretion to call for the automatic conversion of any share class into any other share class to the extent disclosed in the applicable registration statement and permitted by applicable laws and regulations. This change gives the Board broader flexibility to determine class conversions between classes. See New Charter, Article Fifth, Section. 11.

          o Add a provision that all persons who acquire stock or other securities of the Fund shall acquire the same subject to the Charter provisions and Bylaws. Consistent with Maryland law, this change makes it explicit that the Fund's stockholders are subject to the Fund's Charter and Bylaws. See New Charter, Article Fifth,
               Section 15.

In addition to the New Charter provisions discussed above, Alliance recommended, and the Board declared advisable, that the following provisions be deleted because they are codified under the 1940 Act and/or the MGCL and are not required to be included in the Charter. The New Charter:

          o Deletes a provision granting the Board power to increase or decrease the number of shares in a class pursuant to classification or reclassification.

          o Deletes as obsolete a provision prohibiting the Board from reducing the number of shares of any class below the number of outstanding shares.

          o Deletes a provision permitting the Board to designate unissued Fund shares as a class or series of preferred or special stock excluded from the definition of "senior security."

     B.   Stockholder Voting Provisions

Alliance recommended, and the Board declared advisable, proposed minor changes to the Fund's voting provisions. These changes are intended to give the Board more flexibility in setting voting requirements consistent with current MGCL provisions and the interests of stockholders. These changes also clarify quorum requirements at meetings for specific classes or series and for the Fund as a whole. These changes would not affect the management of a Portfolio. The New Charter contains provisions that:

          o Permit, as to any matter submitted to stockholders, the Fund to calculate the number of votes to which a stockholder is entitled to cast on such matter based on the net NAV of shares rather than on the basis of one vote for each share outstanding. Votes would be so calculated only if approved in advance by the Board, and only if the Fund first obtains an exemptive order from the SEC permitting the Fund to calculate votes in this manner. This change would permit the Board to address circumstances in which there are material disparities in NAV per share among the series of the Fund resulting in inequitable voting rights among the stockholders of the various series in relation to the value of a stockholder's investment. See New Charter, Article Fifth, Section 8.

          o Permit the Fund's Board to determine certain matters that are subject to vote only by a specific class or series of the Fund, rather than by all stockholders of the Fund as a single class. The Board would have this discretion only for matters that are not otherwise prescribed under the 1940 Act or other applicable law. The existing Charter provides that stockholders of a specific class or series of stock will vote on issues pertaining only to that class or series of stock. The second change is intended to clarify that the Board may make the determination of whether an issue pertains only to a class or series where it is not otherwise specified by law. See New Charter, Article Fifth,
               Section 8.

          o Clarify that where the Charter (in addition to applicable laws) mandates a separate vote by one or more series or classes of the Fund's stock, a quorum will be determined by the number of shares the holders of which are present in person or by proxy at the meeting of that specific class or series, rather than for the Fund as a whole. See New Charter, Article Seventh, Section 3.

     C.   Mandatory and Other Redemption Provisions

Alliance recommended, and the Board declared advisable, proposed changes to give the Board more flexibility to redeem stockholder accounts that fall below a certain threshold. Alliance advised that small accounts are costly for the Fund to maintain, often at the expense of larger stockholders. Currently, the Charter provides that the Board may cause the Fund to redeem a stockholder's shares from the Fund if, after redemption, in certain cases, or otherwise in other cases, the amount that the stockholder has invested in the Fund falls below $200) or such other amount that the Board may determine. [The Board has approved a minimum amount of $500]. This provision also includes a cap of $25,000 on the dollar amount that the Board may set and a stockholder notice requirement. The amendments recommended by Alliance, and declared advisable by the Board, would give the Board greater administrative flexibility to determine when it is in the best interests of the Fund to redeem small accounts by giving the Board sole discretion to set the mandatory threshold for redemption. In addition, these amendments would delete the notice provision and permit the Board to cause the Fund to make mandatory redemptions for other purposes, such as a reorganization of the Fund, as now permitted by relatively recent amendments to the MGCL. If these changes are adopted, upon approval by the Board, the typical Fund reorganization or liquidation will require only the stockholder approval required under the 1940 Act, if any. The New Charter provisions:

          o Clarify that the Fund may redeem shares at NAV where a stockholder fails to maintain a minimum amount determined by the Board, in its sole discretion. See New Charter, Article Fifth,
               Section 10(c).

          o Provide that the Board may cause the Fund to redeem shares for "any other purposes," subject to the 1940 Act, such as a reorganization of the Fund. See New Charter, Article Fifth,
               Section 10(c).

Alliance recommended, and the Board declared advisable, the proposed changes discussed below to clarify that the Board may impose certain fees upon redemption. [The existing Charter provides that the Board may impose a redemption charge or deferred sales charge. The changes would add a redemption fee or "other amount" (e.g., shareholder redemption fees) to the fees that the Board may impose.] These changes would give the Board increased flexibility to impose fees upon redemption where they determine that to do so would be in the best interests of the Fund or a Portfolio. For example, under the flexibility provided by this revision, the Board could determine to impose a redemption fee to discourage market timing in a Portfolio. This flexibility is consistent with the requirements of Rule 22c-2 under the 1940 Act, which requires the Board to determine whether it is necessary or appropriate to impose a redemption fee or whether a redemption fee is not necessary or not appropriate. In connection therewith, the Charter also would be changed to provide that redemption proceeds be reduced by any applicable redemption fee, "other amount" or contingent deferred sales charge. These provisions would be extended to all classes of shares of the Fund and would:

          o Clarify that the Board may impose a redemption charge, deferred sales charge, redemption fee or "other amount" upon redemption. See New Charter, Article Fifth, Section 10(a).

          o Clarify that redemption proceeds be reduced by any applicable redemption fee, "other amount" or contingent deferred sales charge. See New Charter, Article Fifth, Section 10(b).

The following changes are intended to conform the redemption provisions to those permitted under the 1940 Act and the MGCL and to give the Board greater administrative flexibility in managing the Fund. The changes provide the Board with greater flexibility in the administration of the Fund and make the Board's role in setting redemption procedures explicit. The changes would not result in any changes in the Fund's redemption procedures. The New Charter provisions:

          o [Allow a Board to establish procedures for the redemption of stock. See New Charter, Article Fifth, Section 10(a).]

          o Delete a provision authorizing the Fund, upon Board authorization to buy back shares at a price not exceeding NAV by an agreement with stockholders.

     D.   Liability Exculpation and Indemnification and Expense Advance
          Provisions

The existing Charter or Bylaws of the Fund generally provide that, to the maximum extent permitted by the MGCL and the 1940 Act, Directors and officers shall not be liable to the Fund or its stockholders for money damages and shall be indemnified by the Fund and have expenses advanced by the Fund. Alliance recommended to the Board and each Board declared advisable, that the Fund's Charter be revised to clarify, or where necessary, to specify that the Fund has the power to indemnify and advance expenses to its Directors and officers to the maximum extent permitted by the 1940 Act and the MGCL. The 1940 Act and the MGCL provide extensive regulation of the indemnification that the Fund may provide to its Directors and officers. Alliance advised the Board that the proposed changes to the existing Charter are intended only to make the indemnification provisions clearer and would not change the Fund's existing indemnification obligations to the Fund's Directors and officers. The Fund's Board believes that it is important for the Fund to be able to limit the liability of its Directors and officers to the maximum extent permitted by law and indemnify and advance expenses to the maximum extent permitted by law in order to promote effective management and oversight of the Fund. More restrictive indemnification provisions may make it difficult to attract and retain qualified Directors and officers. These changes update the Fund's indemnification provisions consistent with the current industry standard as permitted under the 1940 Act and Maryland law.

The indemnification provisions in the New Charter will:

          o Authorize the Fund to obligate itself to indemnify and advance expenses to the maximum extent permitted by the MGCL. See New Charter, Article Eighth, Section 2.

          o Allow the Fund to indemnify and advance expenses, subject to Board approval, to any person who served as a Director to a predecessor of the Fund in any capacity that may be indemnified under the Fund's Charter. See New Charter, Article Eighth,
               Section 2.

          o Replace the specific 1940 Act limitations on exculpation, indemnification and advance of expenses in cases of willful misfeasance, bad faith, negligence, or reckless disregard for duties with a general reference to limitations on exculpation, indemnification and advance of expenses imposed under the 1940 Act. See New Charter, Article Eighth, Section 3.

          o Extend the non-applicability to a Director or officer of subsequent changes to the indemnification policies to subsequent changes made to indemnification provisions contained in the Fund's Charter or Bylaws. See New Charter, Article Eighth,
               Section 4.

          o Add a provision that Directors and officers not liable to the Fund or its stockholders for money damages to the maximum extent provided by law. See New Charter, Article Eighth, Section 1.

     E.   Other Revisions

          (i)  Corporate Purpose

The existing Charter enumerates a list of specific powers of the Fund. The proposed changes would delete these provisions and provide instead that the Fund has all powers permitted by the MGCL. The Fund is not required to list specific powers in its Charter and the current specificity may limit a Fund's power and may restrict the Fund's power to undertake certain activities without incurring the cost and delay of a stockholder vote and to respond quickly to regulatory developments to the detriment of the Fund. Changing the existing Charter to give the Fund the powers permitted under the MGCL will give the Fund greater flexibility. The New Charter:

          o Deletes specific powers of the Fund, and provides instead that the Fund shall have all powers conferred upon it or permitted by the MGCL.

          (ii) Board of Directors

The New Charter would provide that the minimum number of Directors for the Fund shall be one and eliminate the maximum number of Directors provided in the existing Charter. The current Charter provides for a minimum of two and a maximum of twenty Directors. Alliance advised the Board that this change would give the Board flexibility to determine the number of Directors for the Fund based on the specific needs of the Fund. The changes would also revise the general powers of the Board and explicitly permit the Board to authorize the issuance of stock and other securities without stockholder approval. The proposed changes recommended by Alliance, and declared advisable by the Board, would provide greater flexibility for the Board to oversee the Fund, especially the power to authorize the issuance of shares to the extent permitted by the MGCL. These changes would not affect the management of a Fund. The New Charter:

          o Provides that the minimum number of Directors for the Fund shall be one. See New Charter, Article Sixth.

          o Expands the general powers of the Board and explicitly permits the Board to authorize the issuance of stock and other securities without stockholder approval. See New Charter, Article Seventh,
               Section 1(c).

          (iii) Interested Persons Provisions

The Charter currently permits contracts to provide services between the Fund and interested persons of the Fund, including Alliance. Presumably, these provisions were based on provisions in operating company charters that permit such arrangements. The 1940 Act, rather than the MGCL, determines and limits transactions between a Fund and its affiliates and sets forth specific procedures a Fund must follow. The provisions are not required in the Fund's Charter and may conflict with the provisions of the 1940 Act. The proposed change will:

          Delete a provision regarding the procedures that the Fund must follow to enter into a contract with an affiliate.

          (iv) Dividends and Distributions

The 1940 Act, the MGCL and federal tax laws regulate the Fund's method and manner of making dividends and distributions. Provisions relating to these matters are not necessary in the Fund's Charter and may conflict with the 1940 Act and other requirements. For these reasons, Alliance recommended, and the Board declared advisable, that certain provisions be eliminated. The proposed changes will:

          o Delete a provision permitting distribution to vary between classes for the purpose of complying with regulatory or legislative requirements.

          o Delete a provision permitting the Board to set apart assets for dividends for a reserve.

The Board unanimously recommends that the stockholders of the Fund vote "FOR" Proposal 2. Approval of Proposal 2 requires the affirmative vote of a majority of the votes entitled to be cast.

                                 PROPOSAL THREE
            APPROVAL OF AMENDMENT, ELIMINATION, OR RECLASSIFICATON OF
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

Under Section 8(b) of the 1940 Act, a Portfolio must disclose whether it has a policy regarding the following: (1) diversification, as defined in the 1940 Act;
(2) borrowing money; (3) issuing senior securities; (4) underwriting securities issued by other persons; (5) purchasing or selling real estate; (6) purchasing or selling commodities; (7) making loans to other persons; and (8) concentrating investments in any particular industry or group of industries (the "Section 8(b) policies"). Under the 1940 Act, these policies are "fundamental" and may not be changed without a stockholder vote.

In addition to its Section 8(b) policies, under the 1940 Act a Portfolio may designate any other of its policies as fundamental policies (the "Other Fundamental Policies"). Many of the Portfolios' Other Fundamental Policies can be traced back to federal or state securities law requirements that were in effect when the Fund was organized. These restrictions have subsequently been made less restrictive or are no longer applicable to the Fund. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as "blue sky" laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to Alliance in managing a Portfolio's assets. In addition, the lack of uniform standards across the Portfolios leads to operating inefficiencies and increases the costs of compliance monitoring.

The Board considered and approved Alliance's recommendation that the Portfolios'
Section 8(b) policies be replaced with standardized fundamental policies. In some cases, Alliance recommended and the Board approved less restrictive Section 8(b) policies. If the Proposals are approved with respect to a Portfolio, only those investment restrictions that the 1940 specifically requires to be fundamental i.e., the Section 8(b) policies), as described in Proposal 3.A. - 3.G. will remain fundamental investment restrictions of the Portfolio. Alliance also recommended and the Board approved the elimination of the Other Fundamental Policies as discussed below in Proposals 3.H to 3.Z. None of the changes in the
Section 8(b) policies or the Other Fundamental Policies is expected to have a significant effect in the management of the Portfolios.

                                 Proposal 3.A.
                                Diversification
                             Applicable Portfolios:
                             All Portfolios Except
                             ---------------------

          Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, and Large Cap Growth Portfolio

Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policy in effect would read:

          "The Portfolio is diversified" as defined in the 1940 Act.

Discussion of Proposed Modification:

Section 8(b) of the 1940 Act requires [each series of] an investment company to state whether it is "diversified" as that term is defined in the 1940 Act. Consequently, the proposed modification is consistent with the 1940 Act, which only requires that a Portfolio state whether it is diversified. The 1940 Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amounts of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

In making its recommendation to the Board, Alliance noted that no change is being proposed to a Portfolio's designation as diversified. Instead, the proposed change would modify a Portfolio's fundamental investment policies regarding its sub-classification under the 1940 Act to rely on the definitions of the term "diversified" in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. As a result, without the Board or stockholders taking further action, the modified investment policy would automatically apply the requirements of "diversification" under the 1940 Act to a Portfolio as those requirements may be amended from time to time.

For those Portfolios that did not previously have a fundamental policy with respect to diversification, approval of this proposed modification would result in the adoption of this policy as a fundamental policy. To the extent that a Portfolio has a related policy or a substantively duplicative policy or policies with respect to diversification, that policy or policies would be eliminated with the approval of this proposed modification.

                                 Proposal 3.B.
                        Amendment of Fundamental Policies
                            Regarding the Issuance of
                      Senior Securities and Borrowing Money
                             Applicable Portfolios:
                                 All Portfolios

Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policies regarding borrowing and senior securities in effect would be combined to read:

     "The Portfolio may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities."

     "For the purposes of this restriction, margin collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security."

Discussion of Proposed Modification:

In making its recommendation to the Board, Alliance noted that under Section 18(f)(1) of the 1940 Act, a Portfolio may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets. Under the 1940 Act, certain types of transactions entered into by a Portfolio, including futures contracts, repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered to raise senior securities issues. Alliance noted that currently, under SEC interpretations, these activities are not deemed to be prohibited so long as certain collateral or coverage requirements designed to protect stockholders are met. The proposed modification makes it clear that collateral arrangements are not to be deemed to be the issuance of a senior security.

Most of the Portfolios' current fundamental policies with respect to senior securities and borrowings are separate policies. The proposed modification combines the two policies and would automatically conform a Portfolio's policy more closely to the exact statutory and regulatory requirements regarding senior securities, as they may exist from time to time, without incurring the time and expense of obtaining stockholder approval to change the policy. For Portfolios that do not have a policy regarding investments in senior securities as a fundamental policy, the new policy would, upon stockholder approval, be added as a fundamental policy.

Certain of the Portfolios' fundamental policies on borrowings prohibit borrowings or impose percentage limitations on borrowings. The proposed fundamental policy for borrowing would permit Portfolios to borrow up to the full extent permitted by the 1940 Act. The current policies for these Portfolios with restrictions on borrowings are listed below:

          Current Policy                             Applicable to:
          --------------                             -------------
          Prolimitations on borrowings.              Americas Government Income
                                                     Portfolio
                                                     Global Bond Portfolio
                                                     Global Dollar
                                                     Government Portfolio
                                                     Global Technology
                                                     Portfolio Growth and
                                                     Income Portfolio
                                                     Growth Portfolio High
                                                     Yield Portfolio
                                                     International
                                                     Portfolio Large Cap
                                                     Growth Portfolio Money
                                                     Market Portfolio Real
                                                     Estate Investment
                                                     Portfolio Small Cap
                                                     Growth Portfolio Total
                                                     Return Portfolio U.S.
                                                     Government/High Grade
                                                     Securities Portfolio
                                                     Utility Income
                                                     Portfolio Worldwide
                                                     Privatization
                                                     Portfolio

The proposed fundamental policy for borrowing would permit Portfolios with policies imposing the following percentage limitations on borrowings to borrow up to the full extent permitted by the 1940 Act:

          o    Up to 15% of assets:     o    Americas Government Income
                                             Portfolio
                                        o    Global Bond Portfolio
                                        o    Global Dollar Government Portfolio
                                        o    Growth and Income Portfolio
                                        o    Growth Portfolio
                                        o    High Yield Portfolio
                                        o    International Portfolio
                                        o    Large Cap Growth Portfolio
                                        o    Money Market Portfolio
                                        o    Total Return Portfolio
                                        o    U.S. Government/High Grade
                                             Securities Portfolio
                                        o    Utility Income Portfolio
                                        o    Worldwide Privatization Portfolio
          o    Up to 5% of assets:
                                        o    Global Technology Portfolio
                                        o    Real Estate Investment Portfolio
                                        o    Small Cap Growth Portfolio

The use of leverage by a Portfolio is considered speculative and involves risk. However, there is no current intention that any of these Portfolios will use this increased borrowing capability.

                                 Proposal 3.C.
                    Amendment of Fundamental Policy Regarding
                             Underwriting Securities
                             Applicable Portfolios:

         Global Research Growth Portfolio, Global Technology Portfolio,
      Growth Portfolio, Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio,
    Total Return Portfolio, U.S. Government/High Grade Securities Portfolio,
                   and U.S. Large Cap Blended Style Portfolio

Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policy regarding underwriting securities in effect would read:

"The Portfolio may not act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended."

Discussion of Proposed Modification:

In making its recommendation to the Board, Alliance noted that the purpose of the modification is to clarify that the Portfolios are not prohibited from acquiring "restricted securities" to the extent such investments are consistent with a Portfolio's investment objective, even if such investments may result in the Portfolio technically being considered an underwriter under the federal securities laws. This amendment would not change the Portfolios' current policies on investing in restricted securities, which are considered illiquid securities and under current SEC guidelines are limited to 15% of a Portfolios' investment. The modification standardizes the policy on underwriting across the [AllianceBernstein Fund Complex].

Restricted securities are securities that have not been registered under the Securities Act of 1933 (the "1933 Act") and are purchased directly from the issuer or in the secondary market. Restricted securities may not be resold unless registered under such Act or pursuant to an applicable exemption from such registration. Restricted securities have historically been considered a subset of illiquid securities (i.e., securities for which there is no public market). Alliance noted that because the Portfolios need to maintain a certain amount of liquidity to meet redemption requests, the Portfolios do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.

For Portfolios that did not previously have a fundamental policy with respect to underwriting securities, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Portfolios. To the extent that a Portfolio has a related or a substantively duplicative policy or policies with respect to underwriting, that policy or policies would be eliminated with the approval of this proposed modification.

                                 Proposal 3.D.
                    Amendment of Fundamental Policy Regarding
                          Concentration of Investments
                             Applicable Portfolios:
                                 All Portfolios

Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policy regarding concentration of investments in effect would read:

     "A Portfolio may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities."

Discussion of Proposed Modification:

In making its recommendation to the Board, Alliance noted that even though the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Securities and Exchange Commission ("SEC") has taken the position that investment of more than 25% of the value of a Portfolio's assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. Under the SEC's guidelines, an industry classification refers to companies that have economic characteristics that are not materially different and does not include broad industry sectors such as the technology, utility or real estate industry. The proposed change would permit investment in a specific industry up to the prescribed limits under the 1940 Act and accompanying SEC interpretations, as those limits are updated from time to time. The proposed amendment would not affect the Portfolios' investment policies. For Portfolios that did not previously have a fundamental policy with respect to concentration, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Portfolios. To the extent that a Portfolio has a related or a substantively duplicative policy or policies with respect to concentration, that policy or policies would be eliminated with the approval of this proposed modification.

                                 Proposal 3.E.
                    Amendment of Fundamental Policy Regarding
        Investment in Real Estate and Companies that Deal in Real Estate
                             Applicable Portfolios:
                                 All Portfolios

Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policy in effect would read:

     "The Portfolio may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business."

Discussion of Proposed Modification:

The 1940 Act requires a Portfolio to state a fundamental policy regarding the purchase and sale of real estate. In making its recommendation to the Board, Alliance noted that as a general matter, under a Portfolio's current real estate investment policy, a Portfolio is restricted in its ability to purchase and sell real estate even when ownership of the real estate devolves upon the Portfolio through permissible investments. For instance, Alliance noted that it is possible that a Portfolio could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate in the event of a default. The proposed modification to a Portfolio's policy on real estate-related investments would permit the sale of real estate when ownership of real estate results from permissible investments. The modification also clarifies that a Portfolio may invest in real estate-related securities and real estate backed securities or instruments.

For Portfolios that did not previously have a fundamental policy with respect to real estate investments, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Portfolios. In addition, to the extent that a Portfolio has a real estate policy that was put into place to satisfy state "blue sky" requirements, such as those that address investment in real estate limited partnerships, any such real estate policy would be eliminated upon the approval of this proposed modification.

                                 Proposal 3.F.
                    Amendment of Fundamental Policy Regarding
      Investment in Commodities, Commodity Contracts and Futures Contracts
                             Applicable Portfolios:
                              All Portfolios Except
                              ---------------------

          Global Technology Portfolio, and Growth and Income Portfolio

Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policy in effect would read:

     "The Portfolio may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodity contracts except for futures contracts and options on futures contracts."

Discussion of Proposed Modification:

In making its recommendation to the Board, Alliance noted that the proposed changes to a Portfolio's policy make it clear that the Portfolio may use derivatives. Futures contracts and options on futures contracts are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Except as discussed below, the proposed amendment would not affect the Portfolios' investment policies.

Alliance discussed certain of the risks involved in investments in derivative instruments. Alliance noted that there is the risk that interest rates, securities prices and currency markets will not move in the direction that a Portfolio's portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

For Portfolios that previously had a non-fundamental policy with respect to commodities, commodity contracts and futures contracts, approval of this proposed modification would also result in the adoption of this policy as a fundamental policy for those Portfolios. In addition, certain of the Portfolios have a fundamental policy that does not permit investments in futures contracts. These Portfolios are Balanced Wealth Strategy Portfolio, Global Dollar Government Portfolio, Growth Portfolio, International Value Portfolio, Large Cap Growth Portfolio, Real Estate Investment Portfolio, Small/Mid Cap Value Portfolio, Value Portfolio, Wealth Appreciation Strategy Portfolio and Worldwide Privatization Portfolio. If the stockholders of these Portfolios approve this proposal, these Portfolios would have the flexibility to invest in futures contracts. The extent to which any such Portfolio may invest in futures contracts will be disclosed in its prospectus. It is not expected that the adoption of this less restrictive policy will have any significant effect on the management of the Portfolios.

                                 Proposal 3.G.
                Amendment of Fundamental Policies Regarding Loans
                             Applicable Portfolios:
                                 All Portfolios

Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policies regarding loans in effect would read:

     "The Portfolio may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act."

Discussion of Proposed Modification:

In making its recommendation to the Board, Alliance noted that the proposed change clarifies a Portfolio's ability to engage in securities lending and/or inter-fund lending to the extent permitted by the 1940 Act and the then-current SEC policy. The 1940 Act currently limits loans of a Portfolio's securities to one-third of the Portfolio's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit stockholders votes. The current restrictions of most of the Portfolios are consistent with the current limitation and the proposed amendment would not affect the Portfolio's investment strategies. However, the restrictions are set lower than the maximum allowed under the 1940 Act for Growth Portfolio. If this proposal is approved by stockholders, the Portfolios would be permitted to make loans to the maximum extent permitted by the 1940 Act. This less restrictive lending policy is not expected to have a significant effect on the management of the Portfolios.

For Portfolios that did not previously have a fundamental policy with respect to making loans, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Portfolios.

                                 Proposal 3.H.
                Elimination of the Fundamental Policy Prohibiting
                        Joint Securities Trading Accounts
                             Applicable Portfolios:

      Americas Government Income Portfolio, Global Bond Portfolio, Global Technology Portfolio, High Yield Portfolio, Real Estate Investment Portfolio,
   Small Cap Growth Portfolio, Utility Income Portfolio, U.S. Government/High
       Grade Securities Portfolio, and Worldwide Privatization Portfolio

Proposal:

It is proposed that the fundamental investment policy prohibiting participation in a joint securities trading account be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment restriction on a Portfolio's participation in a joint securities trading account was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Portfolio's fundamental investment policies. Furthermore, Alliance noted that
Section 17(d) of the 1940 Act generally prohibits any affiliated person of or principal underwriter for a Portfolio acting as principal to effect any transaction in which the Portfolio is a joint, or joint and several, participant with such person. Consequently, except for those transactions that either the 1940 Act or the SEC has deemed, with the proper level of Board oversight, to pose no problems of overreaching by an affiliate, a Portfolio would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this policy. Because the 1940 Act and related regulations adequately protect a Portfolio and its stockholders, there is no need to maintain this policy.

                                 Proposal 3.I.
                Elimination of the Fundamental Policy Prohibiting
      Investments for Purposes of Exercising ControlApplicable Portfolios:
                              All Portfolios Except
                              ---------------------

       Global Research Growth Portfolio, Growth Portfolio, and U.S. Large
                          Cap Blended Style Portfolio

Proposal:

It is proposed that the fundamental investment policy prohibiting investments made for purposes of exercising control over, or management of, the issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

In making its recommendation to the Board to eliminate this policy, Alliance noted that the investment restriction on investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Portfolio's investment policies. The proposed amendment would not affect the Portfolios' investment strategies.

                                 Proposal 3.J.
                      Elimination of the Fundamental Policy
              Prohibiting Investments in Other Investment Companies
                   Exceeding Specified Percentage Limitations
                             Applicable Portfolios:

      Americas Government Income Portfolio, Global Bond Portfolio, Global Research Growth Portfolio, Global Technology Portfolio, Growth and Income
     Portfolio, High Yield Portfolio, International Portfolio, Total Return
      Portfolio, Utility Income Portfolio, and U.S. Government/High Grade
                              Securities Portfolio

Proposal:

It is proposed that the fundamental investment policy on investments in other investment companies be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policy on investments in other investment companies was based on requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required to be among a Portfolio's fundamental investment policies. Moreover, Alliance noted that in the absence of this policy, the Portfolios are still subject to the limitations on investments in other investment companies imposed on all mutual funds under Section 12(d)(1)(A) of the 1940 Act. In general, under that section, an investment company ("Acquiring Fund") cannot acquire shares of another investment company ("Acquired Fund") if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund's securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund).

Stockholders should note that at a meeting held on August 2-4, 2005, as a result of Alliance's recommendation, the Board adopted a non-fundamental policy to address investment in other investment companies. That policy states in effect that: "A Portfolio may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities." Stockholders are not required to approve non-fundamental policies. The Board has the flexibility to amend a non-fundamental policy in furtherance of a Portfolio's best interests, without the expense and delay of soliciting a stockholder vote.

To the extent that a Portfolio has a related policy with respect to investments in other investment companies, that policy would be eliminated with the approval of this Proposal.

                                 Proposal 3.K.
                Elimination of the Fundamental Policy Prohibiting
                    Investments in Oil, Gas, and Other Types
                          of Minerals or Mineral Leases
                             Applicable Portfolios:

   Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, Global Technology Portfolio, Money Market Portfolio, Real
      Estate Investment Portfolio, Utility Income Portfolio, and Worldwide
                            Privatization Portfolio

Proposal:

It is proposed that the fundamental investment policy prohibiting Portfolios from purchasing oil, gas, and other types of minerals or mineral leases be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policy on purchasing or selling interests in oil, gas, or other types of minerals or mineral leases was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer applicable and may be eliminated from the Portfolios' investment policies. Nevertheless, Alliance noted that there are no current expectations that the Portfolios will engage in such activities. In the future, should a Portfolio decide to engage in such activities, appropriate disclosure regarding the nature and risks of such investments would be disclosed in a Portfolio's prospectus and statement of additional information.

                                 Proposal 3.L.
                      Elimination of the Fundamental Policy
                  Restricting Purchases of Securities on Margin
                             Applicable Portfolios:
                             All Portfolios Except:
                             ----------------------

  Balanced Wealth Strategy Portfolio, Global Research Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, International Value Portfolio, Large Cap
 Growth Portfolio, Money Market Portfolio, Small/Mid Cap Value Portfolio, Value
             Portfolio, and Wealth Appreciation Strategy Portfolio

Proposal:

It is proposed that the fundamental investment policy restricting the purchase of securities on margin be eliminated.

Reasons for the Elimination of the Investment Policy:

In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policies on margin activities were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from the Portfolios' fundamental investment policies. Furthermore, it is unlawful for an investment company, in contravention of applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. Alliance advised the Board that the SEC has not adopted rules relating to purchasing securities on margin and the policy is not required to be fundamental.

At a meeting held on August 2-4, 2005, after considering Alliance's recommendation, the Board adopted a non-fundamental policy that reflects the limited exception for purchasing securities on margin and clarifies that margin deposits in connection with certain financial instruments do not fall within the general prohibition on purchasing securities on margin. That non-fundamental policy reads in effect as follows: "A Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments". Stockholder approval of this non-fundamental policy is not required. The Board has the flexibility to amend a non-fundamental policy in furtherance of a Portfolio's best interests, without the expense and delay of a stockholder vote.

                                 Proposal 3.M.
                      Elimination of the Fundamental Policy
                             Restricting Short Sales
                             Applicable Portfolios:
                             All Portfolios Except:
                             ----------------------

  Balanced Wealth Strategy Portfolio, Global Research Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, International Value Portfolio, Small/Mid
 Cap Value Portfolio, U.S. Large Cap Blended Style Portfolio, Value Portfolio,
                   and Wealth Appreciation Strategy Portfolio

Proposal:

It is proposed that the fundamental investment policy on short sales be eliminated.

Reasons for the Elimination of the Investment Policy:

In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policies on short sales were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from the Funds' fundamental investment policies.

The Board has approved the use by certain of the Portfolios of short sales as an investment strategy that is disclosed in the Portfolio's prospectuses. The risks of short selling are also disclosed for such Portfolios in their prospectuses. Alliance and the Board believe that it is important for a Portfolio to have the flexibility to add or to revise these investment strategies in furtherance of the Portfolio's best interests, without the expense and delay of a stockholder vote that would be required if such strategies were designated as fundamental policies.

                                 Proposal 3.N.
   Elimination of the Fundamental Policy Prohibiting Pledging, Hypothecating,
                   Mortgaging or Otherwise Encumbering Assets
                             Applicable Portfolios:
                             All Portfolios Except:
                             ----------------------

                 Growth Portfolio, and Utility Income Portfolio

Proposal:

It is proposed that the fundamental investment policy prohibiting the pledging, hypothecating, mortgaging or otherwise encumbering a Portfolio's assets be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

In making its recommendation to the Board to eliminate this policy, Alliance noted that the prohibition on pledging, hypothecating, mortgaging or otherwise encumbering a Portfolio's assets was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Portfolios' fundamental investment policies. Alliance noted that the Portfolios' current limits on pledging may conflict with each Portfolio's ability to borrow money to meet redemption requests or for temporary emergency purposes, or, if Proposal 3.B. is approved, for any other purpose. This conflict arises because banks may require borrowers such as the Portfolios to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Portfolios' current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Portfolios may borrow in these situations. Although Alliance currently plans, on behalf of the Portfolios, to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Portfolios' ability to liquidate assets. If the Portfolios pledged a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Portfolio's current borrowing limits would remain consistent with limits prescribed under the 1940 Act.

                                  Proposal 3.O.
           Elimination of the Fundamental Policy Regarding Investments
                      in Illiquid or Restricted Securities
                             Applicable Portfolios:

Global Bond Portfolio, Global Technology Portfolio, Growth and Income Portfolio,
   High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Total Return Portfolio, and U.S. Government/High Grade Securities Portfolio

Proposal:

It is proposed that the fundamental investment policy prohibiting or imposing limitations on investments in illiquid or restricted securities be eliminated.

Reasons for the Elimination of the Investment Policy:

In making its recommendation to the Board to eliminate this policy, Alliance noted that the prohibitions or limitations on investments in illiquid or restricted securities were required to be deemed fundamental based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. However, as a result of NSMIA, this policy is no longer required to be a fundamental investment restriction. Alliance does not anticipate that the proposed change will have a material impact on the operation of the Portfolios since the Portfolios need to maintain a certain amount of liquidity to meet redemption requests, the Portfolios do not typically hold a significant amount of illiquid or restricted securities because of the potential for delays on resale and uncertainty in valuation. In addition, under current SEC guidelines a Portfolio must limit its investments in illiquid or restricted securities that are illiquid securities to 15% of its assets.

At a meeting held on August 2-4, 2005, as a result of Alliance's recommendation, the Board approved a standardized, non-fundamental policy consistent with the current SEC guidance that would limit a Portfolio's investment in illiquid securities, including restricted securities, to not more than 15% of its assets or such other amount permitted by SEC guidelines. Stockholder approval of this non-fundamental policy is not required.

                                 Proposal 3.P.
     Elimination of the Fundamental Policy Regarding Investments in Warrants
                             Applicable Portfolios:

         Americas Government Income Portfolio, and Global Bond Portfolio

Proposal:

It is proposed that the fundamental investment policy regarding limitations on investments in warrants be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

The Portfolios listed above have fundamental policies that impose a percentage limitation on investments in warrants (typically, 5%, except for Worldwide Privatization Portfolio (20%) and Global Technology Portfolio, International Value Portfolio, Real Estate Investment Portfolio, Small/Mid Cap Value Portfolio and Value Portfolio (10%)). In making its recommendation to the Board to eliminate this policy, Alliance noted that state "blue sky" regulators, as a condition to registration, imposed these policies. However, as a result of NSMIA, this restriction is no longer required to be a fundamental investment policy. Alliance recommended that the policy restricting a Portfolio's investments in warrants be eliminated to permit a Portfolio the maximum flexibility to invest in warrants to the extent permissible under applicable law. Warrants are derivative securities that entitle the holder to purchase another security at a specified price at any time during the life of the warrants. Investments in warrants may be considered speculative because they do not represent any rights in the assets of an issuing company nor do they entitle the holder to dividends or voting rights. In addition, if the exercise price of a warrant is above the market price on, or a Portfolio fails to exercise the warrant prior to, the expiration date, the warrant will expire worthless.

The Portfolios may, subject to Board approval, invest in warrants if this proposal is approved. This is an investment strategy that will be disclosed in a Portfolio's prospectus. Elimination of the fundamental policy would give the Board the flexibility to add or revise this investment strategy in furtherance of the Portfolio's best interest without incurring the expense and delay of a stockholder vote that would be required if such a strategy was designated s a fundamental policy.

[In addition, at a meeting held on August 2-4, 2005, the Board adopted a non-fundamental policy that would govern a Portfolio's ability to invest in warrants. Also, the Board approved a non-fundamental policy that would permit certain of the Portfolios to invest in rights. Rights are similar to warrants except that they have substantially shorter duration. Stockholders are not required to approve non-fundamental policies and as a non-fundamental policy, the Board has the flexibility to amend the policy in furtherance of stockholders' best interests, without the expense and delay of soliciting a stockholder vote.]

                                 Proposal 3.Q.
                 Elimination of the Fundamental Policy Regarding
                       Investments in Unseasoned Companies
                             Applicable Portfolios:

                        Worldwide Privatization Portfolio

Proposal:

It is proposed that the fundamental investment policy prohibiting investments in issuers with less than three years of operations be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

In making its recommendation to the Board, Alliance noted that the fundamental investment policy prohibiting investments in issuers that have been in business for less than three years was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Portfolio's fundamental investment policies. In recommending the elimination of the unseasoned issuers policy, Alliance stated its belief that the elimination of the policy would permit a Portfolio to further avail itself of investment opportunities in smaller capitalization, less seasoned companies. To the extent that a Portfolio invests in these types of issuers, it may be subject to greater risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

Related or substantively duplicative policies with respect to investment in unseasoned issuers would be eliminated upon the approval of the Proposal.

                                 Proposal 3.R.
          Elimination of Requirement to Invest in Specific Investments
                             Applicable Portfolios:

                           Large Cap Growth Portfolio

Proposal:

Eliminate policies that require the Portfolio to invest 80% of its assets in a specific investment.

Reasons for the Proposed Elimination:

The Large Cap Growth Portfolio has a fundamental policy that requires that the Portfolio normally invest at least 80% of its total assets in the equity securities of U.S. companies.

In making its recommendation to the Board, Alliance noted that this policy was not required to be fundamental by Rule 35d-1 (the "names rule"). The names rule requires a fund with a name that suggests that it focuses its investments in a particular type of investment have a policy to invest at least 80% of its assets in the type of investments suggested by the name. The rule, however, does not require the Portfolio's named investment policy to be fundamental. Alliance proposed, and the Board approved, that the Portfolio's named investment policy be eliminated consistent with the general principle that policies should not be fundamental where they are not required to be. As required by the names rule, Large Cap Growth Portfolio has an 80% non-fundamental investment policy with respect to its investments in large capitalization companies. This policy will not be changed without 60 days prior written notice to shareholders.

                                 Proposal 3.S.
                 Elimination of the Fundamental Policy Regarding
                     65% Limitations in Certain Investments
                             Applicable Portfolios:

   U.S. Government/High Grade Securities Portfolio, Utility Income Portfolio,
                     and Worldwide Privatization Portfolio

Proposal:

It is proposed that a Portfolio's fundamental 65% investment policy be eliminated.

Reasons for the Elimination of the Investment Policy:

U.S. Government/High Grade Securities Portfolio has a fundamental policy that states that the Portfolio invests at least 65% of its total assets in (i) U.S. Government securities, including mortgage-backed securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's or, if unrated, of equivalent quality.

Utility Income Portfolio has a fundamental policy that states that the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry.

Worldwide Privatization Portfolio has a fundamental policy that states that the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization.

In making its recommendation to the Board, Alliance noted that prior to the adoption of the names rule, SEC staff guidance required that a fund with a name that suggests that it focuses on a particular type of investment to invest at least 65% of its assets in such investments. Although these 65% policies were not required to be fundamental policies, the Portfolios identified above adopted fundamental 65% policies. After adoption of the names rule, the Portfolios adopted 80% non-fundamental policies but did not seek a stockholder vote to eliminate their 65% fundamental policies.

Elimination of these redundant 65% fundamental policies will give the Board the flexibility to change names and investment strategies of the Portfolios in response to changes in market conditions without the expense and time delay associated with obtaining a stockholder vote, although stockholders will receive at least 60 days prior written notice of any change.

                                 Proposal 3.T.
                 Elimination of the Fundamental Policy Regarding
                    Purchasing Securities of Issuers in which
                Officers, Directors or Partners Have an Interest
                             Applicable Portfolios:

    Global Technology Portfolio, Growth and Income Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Total Return
         Portfolio, and U.S. Government/High Grade Securities Portfolio

Proposal:

It is proposed that the fundamental investment policy prohibiting investments in securities of companies in which the Fund's officers or Directors or partners have an interest be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

In making its recommendation to the Board to eliminate this policy, Alliance noted that these prohibitions were originally adopted to address the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Portfolios' fundamental investment policies. Eliminating this restriction would increase Alliance's flexibility when choosing investments on a Portfolio's behalf. Alliance further noted that it believes that the policy is unnecessary because the Fund's Code of Ethics adequately covers and provides for the monitoring of the Portfolio's securities purchases and security ownership by the Fund's officers and directors. In addition, Alliance noted that securities purchases by a Portfolio that may pose conflicts of interest are subject to the restrictions imposed by Section 17 of the 1940 Act and the rules thereunder.

                                 Proposal 3.U.
                      Elimination of the Fundamental Policy
                         Restricting Option Transactions
                             Applicable Portfolios:

       Americas Government Income Portfolio, Global Technology Portfolio,
             Large Cap Growth Portfolio, and Money Market Portfolio

Proposal:

It is proposed that the fundamental investment policies regarding option transactions be eliminated in their entirety.

Reasons for the Elimination of the Investment Policies:

The Portfolios listed above have fundamental policies that impose various restrictions on options transactions, including prohibitions on the writing of put and call options except as in accordance with a Portfolio's investment objective and policies, or the purchase of puts, calls, straddles, spreads and combinations that exceed 5% of a Portfolio's total assets.

In making its recommendation to the Board to eliminate these policies, Alliance noted that these restrictions were originally adopted to address the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from the Portfolios' fundamental investment policies. None of these policies are required to be fundamental under the 1940 Act. Consequently, Alliance recommended that these policies be eliminated.

The Board may approve investments in options as an investment strategy that is disclosed in the Portfolio's prospectus. Investments in options are considered speculative and a Portfolio may lose the premium paid for them if the price of an underlying security decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

Elimination of these fundamental policies would give the Board the flexibility to add or revise this investment strategy in furtherance of the Portfolio's best interests without incurring the delay and expense of seeking stockholder approval.

                                 Proposal 3.V.
                 Elimination of the Fundamental Policy Regarding
                Purchasing Voting or Other Securities of Issuers
                             Applicable Portfolios:

  Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Total Return Portfolio,
                          and Utility Income Portfolio

Proposal:

It is proposed that the fundamental investment policy regarding purchasing voting or other securities be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

The Utility Income Portfolio has a fundamental policy with regard to voting securities that states that "[t]he Portfolio may not acquire more than 10% of any class of the voting securities of any one issuer." All of the other Portfolios have a fundamental policy that states that "[t]he Portfolio may not acquire more than 10% of any class of the outstanding securities of any issuer."

In making its recommendation to the Board to eliminate these policies, Alliance noted that a Portfolio is not required to have a fundamental policy on its investment in voting or other securities except implicitly in the context of its noting whether it is a diversified fund. A diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer. Alliance noted that the Large Cap Growth Portfolio is not a diversified fund and consequently, it is not subject to the 10% test. Because these policies are unnecessary in light of the 1940 Act's diversification tests and the Portfolios' fundamental diversification policy, Alliance recommended that they be eliminated. Elimination of this policy would have no effect on a Portfolio's investment strategy.

Each of the Portfolios must also meet certain diversification requirements under the Internal Revenue Code in order to qualify for beneficial tax treatment as a regulated investment company. These diversification requirements provide, in part, that as to 50% of a Portfolio's assets, investments in any one issuer cannot exceed 5% of the Portfolio's assets and the Portfolio cannot hold more than 10% of the issuer's outstanding voting securities at the end of each quarter. Each Portfolio intends to qualify as a regulated investment company ("RIC") for tax purposes and elimination of the fundamental policy regarding purchasing voting securities will not affect the Portfolio's status as a RIC.

                                 Proposal 3.W.
    Elimination of the Fundamental Policy Regarding Percentage Limitation On
                      Investments In Repurchase Agreements
                             Applicable Portfolios:

  Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Total Return Portfolio, and
                U.S. Government/High Grade Securities Portfolio

Proposal

It is proposed that the fundamental investment policy limiting repurchase agreements with any one dealer to 5% of the Portfolio's assets be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

In making its recommendation to the Board to eliminate the policy, Alliance noted that policies limiting a Portfolio's ability to invest in repurchase agreements are not required to be fundamental under the 1940 Act. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. A repurchase agreement may be seen as a loan by the Fund secured by the security subject to the repurchase agreement. Alliance recommended that the policy restricting a Portfolio's investments in repurchase agreements be eliminated to permit a Portfolio the maximum flexibility to invest in repurchase agreements to the extent permissible under applicable law. Alliance also recommended elimination of this fundamental policy to be consistent with the proposed modification to a Portfolio's fundamental investment policy on making loans. As discussed above in Proposal 3.G., the modification to the fundamental policy on loans provides in effect that a Portfolio may enter into repurchase agreements. That proposed policy does not impose any limitations on a Portfolio's ability to enter into repurchase agreements but it is not expected that this flexibility to invest without limitation subject to applicable 1940 Act limitations will have a significant effect on the management of the Portfolio.

                                 Proposal 3.X.
                 Elimination of the Fundamental Policy Regarding
                Securities with Maturities Greater than One Year
                             Applicable Portfolios:

                             Money Market Portfolio

Proposal:

It is proposed that the fundamental investment policy prohibiting purchases of securities with maturities of greater than one year be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

The Money Market Portfolio has a policy that states that the Portfolio may not purchase any security which has a maturity date more than one year from the date of the Portfolio's purchase. In making its recommendation to the Board to eliminate the policy, Alliance noted that Rule 2a-7 under the 1940 Act has requirements, including maturity restrictions, that govern the investments of money market funds. A fund relying on Rule 2a-7 cannot purchase any security with a remaining maturity greater than 397 calendar days. Consequently, the Portfolio's current fundamental policy is unnecessary in light of the requirements of Rule 2a-7.

                                 Proposal 3.Y.
                 Elimination of the Fundamental Policy Regarding
           Acquisitions of Certain Preferred Stock and Debt Securities
                             Applicable Portfolios:

    High Yield Portfolio, and U.S. Government/High Grade Securities Portfolio

Proposal

It is proposed that this fundamental investment policy limiting investments in preferred stock and debt securities be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

Each Portfolio has a policy that states that it may not invest more than 5% of the value of its total assets at the time an investment is made in the nonconvertible preferred stock of issuers whose nonconvertible preferred stock is not readily marketable. In addition, the U.S. Government/High Grade Securities Portfolio has a policy that limits its investment in certain nonconvertible preferred stock and debt securities that are rated Aaa, Aa, or A by Moody's Investors Service, Inc. or AAA, AA or A by Standard & Poor's Ratings Services. In making its recommendation to the Board to limit these policies, Alliance noted that the 1940 Act does not require any of these policies to be fundamental. Elimination of these fundamental investment restrictions would enable a Portfolio's Adviser to invest in such preferred stock and debt securities to the extent deemed advisable and as consistent with a Portfolio's investment program.

                                 Proposal 3.Z.
   Elimination of the Fundamental Policy Regarding Investments in Government
         Securities Consistent with Internal Revenue Code Requirements
                             Applicable Portfolios:

                 U.S. Government/High Grade Securities Portfolio

Proposal

It is proposed that this fundamental investment policy with respect to investments in U.S. government securities be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

     The Portfolio is subject to the diversification requirements imposed by the U.S. Internal Revenue Code (the "Code"), which among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. The Portfolio adopted a fundamental policy that it will invest at least 45% of its total assets in U.S. Government securities. In making its recommendation to the Board to eliminate the policy, Alliance noted that this policy is unnecessary because of the Code's requirements.

     Approval of each Proposal 3.A.-3.Z. by a Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Portfolio as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Portfolio present or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio (a "1940 Act Majority") If the stockholders of a Portfolio do not approve a Proposal regarding a fundamental investment restriction, the Portfolio's current fundamental investment restriction will remain the same.

The Board, including the Independent Directors, of each Portfolio unanimously recommends that the stockholders of each Portfolio vote FOR Proposals 3.A. through 3.Z.

                                 PROPOSAL FOUR

                                 Proposal 4.A.
                      Reclassification of Each Portfolio's
               Fundamental Investment Objective as Non-fundamental
                             Applicable Portfolios:

   Americas Government Income Portfolio, Balanced Wealth Strategy Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, Global Technology
Portfolio, Global Research Growth Portfolio, High Yield Portfolio, International
  Value Portfolio, Money Market Portfolio, Small/Mid Cap Value Portfolio, U.S.
    Government/High Grade Securities Portfolio, U.S. Large Cap Blended Style
     Portfolio, Value Portfolio and Wealth Appreciation Strategy Portfolio

Stockholders are being asked to approve the reclassification of the Portfolios' fundamental investment objective as non-fundamental. In making this recommendation, Alliance advised the Board that the Portfolios' investment objectives are not required by the 1940 Act to be a fundamental policy that is changeable only by a stockholder vote. The Proposal to reclassify these objectives as non-fundamental is consistent with the changes proposed above, which are intended to eliminate or reclassify any fundamental policy of a Portfolio that is not required to be fundamental under the 1940 Act. The proposed reclassifications would give the Board the flexibility to revise a Portfolio's investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a stockholder vote. If reclassified as a non-fundamental investment objective, the Board may change a Portfolio's investment objective in the future without stockholder approval. I If this proposal is approved, Alliance intends to provide stockholders with advance notice of not less than 60 days' of any subsequent material change to the Portfolio's investment objective.

The Board, including the Independent Directors, of each Portfolio unanimously recommends that the stockholders of each Portfolio vote FOR Proposal 4.A. Approval of this Proposal requires the affirmative vote of the stockholders of a 1940 Act Majority with respect to each Portfolio. If the stockholders of a Portfolio do not approve the reclassification of the Portfolio's fundamental investment objective, the investment objective will remain fundamental, and the Fund would be required to solicit stockholder votes each time it sought to modify a Portfolio's investment objective.

                                 Proposal 4.B.

                  Change in a Portfolio's Investment Objective and Reclassification of Revised Investment Objective as Non-fundamental
                             Applicable Portfolios:

 Growth Portfolio, Growth and Income Portfolio, International Portfolio, Large
    Cap Growth Portfolio, Real Estate Investment Portfolio, Small Cap Growth Portfolio, Total Return Portfolio, Utility Income Portfolio, and Worldwide
                            Privatization Portfolio

In addition to reclassifying the Portfolios' investment objectives as non-fundamental, Alliance recommended that the Board change certain Portfolios' investment objectives in order to clarify and standardize these Portfolios' investment objectives. [Also, in instances where a Portfolio's investment objective differs from its retail counterpart offered through the AllianceBernstein Funds, Alliance recommended the revision of the Portfolio's investment objective to conform it to its retail counterpart.]

Based on recommendations from Alliance, the Board approved and is recommending to stockholders changes to a Portfolio's investment objective as detailed below:

1.   Growth Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Portfolio's investment objective      The Portfolio's investment objective
is long-term growth of capital.           is long-term growth of capital.
Current income is incidental to the
Portfolio's objective.

The proposed change to the Portfolio's investment objective clarifies that income is not an objective of the Portfolio. Alliance recommended this change to the Board in order to give the Portfolio flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

2.   Growth and Income Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Portfolio's investment objective      The Portfolio's investment objective
is appreciation through investments       is long-term growth of capital.
primarily in dividend-paying common
stocks of good quality, although the
Portfolio may invest in fixed-income
and convertible securities.

The Portfolio's investment objective is The Portfolio's investment objective is appreciation through investments primarily in long-term growth of capital. dividend-paying common stocks of good quality, although the Portfolio may invest in fixed-income and convertible securities.

The proposed change to the Portfolio's investment objective eliminates any focus on dividends or other investments, which would be disclosed in the Portfolio's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to simplify and standardize the objectives as well as to give the Portfolio flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

3.   International Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Portfolio's investment objective      The Portfolio's investment objective
is long-term capital appreciation.        is long-term growth of capital.

Alliance recommended this change to the Board in order to conform the Portfolio's investment objective to its retail fund counterpart. Alliance also recommended the change to give the Portfolio flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

As part of these changes, Alliance recommended that the International Portfolio be renamed as "AllianceBernstein International Research Growth Portfolio "and that its investment policies be conformed to those of its retail
AllianceBernstein counterpart. These changes will not require a shareholder vote.

4.   Large Cap Growth Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Portfolio's investment objective      The Portfolio's investment objective
is long-term growth of capital by         is long-term growth of capital.
investing predominantly in equity
securities of a limited number of
large, carefully selected,
high-quality U.S. companies that are
judged likely to achieve superior
earnings growth

The proposed change to the Portfolio's investment objective eliminates the reference to a specific investment strategy, which, if applicable, would be disclosed in the Portfolio's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to give the Portfolio flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

5.   Real Estate Investment Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Portfolio's investment objective      The Portfolio's investment objective
is total return from long-term growth     is total return from long-term growth
of capital and income principally         of capital and income.
through investing in equity securities
of companies that are primarily
engaged in or related to the real
estate industry.

The proposed change to the Portfolio's investment objective focuses on general investment objectives and eliminates the references to specific investments, which would be disclosed in the Portfolio's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to give the Portfolio flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

6.   Small Cap Growth Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Portfolio's investment objective      The Portfolio's investment objective
is growth of capital by pursuing          is long-term growth of capital.
aggressive investment policies.
Current income is incidental to the
Portfolio's objective.

The proposed change to the Portfolio's investment objective clarifies that income is not an objective of the Portfolio. Alliance recommended this change to the Board in order to give the Portfolio flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

7.   Total Return Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Portfolio's investment objective      The Portfolio's investment objective
is high return through a combination      is total return consistent with
of current income and capital             reasonable risk, through a combination
appreciation.                             of income and long-term growth of
                                          capital.

The proposed change to the Portfolio's investment objective eliminates high return as an investment objective. Alliance recommended this change to the Board in order to simplify and standardize the objectives as well as to give the Portfolio flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

As part of these changes, Alliance recommended that the Total Return Portfolio be renamed as "AllianceBernstein Balanced Shares Portfolio" and that its investment policies be conformed to those of its retail AllianceBernstein counterpart. The changes will include the addition of a new investment policy, whereby the Portfolio may invest up to 20% of its fixed-income allocation in high yield securities (securities rated below BBB by S&P). As an operating policy, the Portfolio will invest no more than 25% of these investments in high yield debt securities rated CCC or below. This new policy will broaden the array of investments available to the Portfolio. These changes do not require a shareholder vote.

8.   Utility Income Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Portfolio's investment objective      The Portfolio's investment objective
is current income and capital             is current income and long-term growth
appreciation by investing primarily in    of capital.
equity and fixed-income securities of
companies in the utility industry.

The proposed change to the Portfolio's investment objective focuses on general investment objectives and eliminates the references to specific investments, which would be disclosed in the Portfolio's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to give the Portfolio flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

9.   Worldwide Privatization Portfolio

Current Investment Objective:             Proposed Investment Objective:
(Fundamental)                             (Non-fundamental)

The Portfolio's investment objective      The Portfolio's investment objective
is long-term capital appreciation.        is long-term growth of capital.

Alliance recommended this change to the Board in order to conform the Portfolio's investment objective to its retail fund counterpart. Alliance also recommended the change to give the Portfolio flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.

As part of these changes, Alliance recommended that the Worldwide Privatization Portfolio be renamed as "AllianceBernstein International Growth Portfolio" and that its investment policies be conformed to those of its retail AllianceBernstein counterpart. These changes do not require a shareholder vote. The changes will include, subject to shareholder approval, the elimination of its fundamental policy to invest at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing or have undergone privatization.

The Board, including the Independent Directors, of each Portfolio unanimously recommends that the stockholders of each Portfolio vote FOR Proposal 4.B. Approval of this Proposal requires the affirmative vote of the stockholders of a 1940 Act Majority with respect to each Portfolio. If the stockholders of a Portfolio do not approve the reclassification of the Portfolio's fundamental investment objective and the change to its investment objective, the investment objective will remain fundamental and unchanged, and the Fund would be required to solicit stockholder votes each time it sought to modify a Portfolio's investment objective.

Part III - Independent Registered Public Accounting Firm
--------------------------------------------------------

            Approval of Independent Registered Public Accounting Firm

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, at meetings held on [insert dates], the Board, approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, Ernst & Young LLP, independent registered public accounting firm, to audit the Fund's account for the fiscal year ending December 31, 2005. [Please update and confirm.]

Ernst & Young LLP has audited the accounts for the Fund's last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Portfolios. Representatives of Ernst & Young LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. [Please confirm.]

                                      Fees
                                      ----

The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Portfolio's last two fiscal years for professional services rendered for: (i) the audit of the Portfolio's annual financial statements included in the Fund's annual reports to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Portfolio's financial statements and are not reported under
(i), which include advice and education on accounting and auditing issues and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Portfolio, Alliance and entities that control, are controlled by or under common control with Alliance that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Fund during this period.

                                       TABLE 1
                                       -------
------------------------------------------------------------------------------------
                                                                          All Fees
                                                                            for
                                                                All       Non-Audit
                                                               Other      Services
                                                               Fees       Provided
                                                                for        to the
                                                              Services      Fund,
                                            Audit             Provided    Alliance
                                Audit     Related       Tax      to      and Service
Name of Fund                     Fees        Fees      Fees     Fund     Affiliates*
------------------------------------------------------------------------------------
Americas Government   2003    $23,500      $2,173    $8,747     n/a        $910,185
    Income Portfolio  2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
Balanced Wealth       2003         $0          $0        $0     n/a              $0
    Strategy          2004    $26,000      $1,843    $7,283     n/a        $966,844
    Portfolio*
------------------------------------------------------------------------------------
Global Bond Portfolio 2003    $23,500      $2,173    $8,747     n/a        $910,185
                      2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
Global Dollar         2003    $23,500      $2,173    $8,747     n/a        $910,185
    Government        2004    $26,000      $2,310    $7,282     n/a        $967,310
    Portfolio
------------------------------------------------------------------------------------
Global Research       2003          $           $         $                       $
    Growth Portfolio  2004          $           $         $                       $
------------------------------------------------------------------------------------
Global Technology     2003    $23,500      $2,173     $8,747     n/a        $910,185
    Portfolio         2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
Growth and Income     2003    $23,500      $2,185    $8,747     n/a        $910,185
    Portfolio         2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
Growth Portfolio      2003    $23,500      $2,173    $8,747     n/a        $910,185
                      2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
High Yield Portfolio  2003    $23,500      $2,173    $8,747     n/a        $910,185
                      2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
International         2003    $23,500      $2,173    $8,747     n/a        $910,185
    Portfolio         2004    $26,000      $2,310    $7,609     n/a        $967,637
------------------------------------------------------------------------------------
International Value   2003    $23,500      $2,172    $8,747     n/a        $910,184
    Portfolio         2004    $26,000      $2,310    $7,809     n/a        $967,837
------------------------------------------------------------------------------------
Large Cap Growth      2003    $23,500      $2,185    $8,747     n/a        $910,197
    Portfolio         2004    $26,000      $2,310    $7,282     n/a        $967,310

------------------------------------------------------------------------------------
Money Market          2003    $23,500      $2,173    $7,729     n/a        $909,167
    Portfolio         2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
Real Estate           2003    $23,500      $2,173    $8,747     n/a        $910,185
    Investment        2004    $26,000      $2,310    $7,282     n/a        $967,310
    Portfolio
------------------------------------------------------------------------------------
Small Cap Growth      2003    $23,500      $2,173    $8,747     n/a        $910,197
    Portfolio         2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
Small/Mid Cap Value   2003    $23,500      $2,172    $8,747     n/a        $910,184
    Portfolio         2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
Total Return          2003    $23,500      $2,172    $8,747     n/a        $910,184
    Portfolio         2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
U.S. Government/      2003    $23,500      $2,172    $8,747     n/a        $910,184
   High Grade         2004    $26,000      $2,310    $7,282     n/a        $967,310
   Securities
   Portfolio
------------------------------------------------------------------------------------
U.S. Large Cap        2003    $23,500        $822    $6,543     n/a        $906,630
    Blended Style     2004    $26,000      $2,310    $7,282     n/a        $967,310
    Portfolio
------------------------------------------------------------------------------------
Utility Income        2003    $23,500      $2,172    $8,748     n/a        $910,185
    Portfolio         2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
Value Portfolio       2003    $23,500      $2,172    $8,747     n/a        $910,184
                      2004    $26,000      $2,310    $7,282     n/a        $967,310
------------------------------------------------------------------------------------
Wealth Appreciation   2003         $0          $0        $0     n/a              $0
    Strategy          2004    $26,000      $1,843    $7,283     n/a        $966,844
    Portfolio*
------------------------------------------------------------------------------------
Worldwide             2003    $23,500      $2,172    $8,747     n/a        $910,184
    Privatization     2004    $26,000      $2,310   $11,789     n/a        $971,817
    Portfolio
------------------------------------------------------------------------------------

*The Portfolio commenced operations on July 1, 2004.

                                     TABLE 2
                                     -------

--------------------------------------------------------------------------------
Name of Fund                   Fees for Non-Audit
                              Services Provided to
                               the Fund, Alliance         Portion
                                   and Service           Comprised    Portion of
                               Affiliates Subject        of Audit     comprised
                               to Pre-Approval by        Related         of
                                 Audit Committee           Fees       Tax Fees
--------------------------------------------------------------------------------
Americas Government   2003           $372,920              $364,173     $8,747
    Income Portfolio  2004            $84,592               $77,310     $7,282
--------------------------------------------------------------------------------
Balanced Wealth       2003                 $0                    $0         $0
    Strategy          2004            $84,126               $76,843     $7,283
    Portfolio*
--------------------------------------------------------------------------------
Global Bond Portfolio 2003           $372,920              $364,173     $8,747
                      2004            $84,592               $77,310     $7,282
--------------------------------------------------------------------------------
Global Dollar         2003           $372,920              $364,173     $8,747
    Government        2004            $84,592               $77,310     $7,282
    Portfolio
--------------------------------------------------------------------------------
Global Research       2003
    Growth Portfolio  2004
--------------------------------------------------------------------------------
Global Technology     2003           $372,920              $364,173     $8,747
    Portfolio         2004            $84,592               $77,310     $7,282
--------------------------------------------------------------------------------
Growth Portfolio      2003           $372,920              $364,173     $8,747
                      2004            $84,592               $77,310     $7,282
--------------------------------------------------------------------------------
Growth and Income     2003           $372,932              $364,185     $8,747
    Portfolio         2004            $84,592               $77,310     $7,282
--------------------------------------------------------------------------------
High Yield Portfolio  2003           $372,920              $364,173     $8,747
                      2004            $84,592               $77,310     $7,282
--------------------------------------------------------------------------------
International         2003           $372,920              $364,173     $8,747
    Portfolio         2004            $84,919               $77,310     $7,609
--------------------------------------------------------------------------------
International Value   2003           $372,919              $364,172     $8,747
    Portfolio         2004            $85,119               $77,310     $7,809
--------------------------------------------------------------------------------
Large Cap Growth      2003           $372,932              $364,185     $8,747
    Portfolio         2004            $84,592               $77,310     $7,282

--------------------------------------------------------------------------------
Money Market          2003           $371,902              $364,173     $7,729
    Portfolio         2004            $84,592               $77,310     $7,282

--------------------------------------------------------------------------------
Real Estate           2003           $372,920              $364,173     $8,747
    Investment        2004            $84,592               $77,310     $7,282
    Portfolio
--------------------------------------------------------------------------------
Small Cap Growth      2003           $372,932              $364,185     $8,747
    Portfolio         2004            $84,592               $77,310     $7,282
--------------------------------------------------------------------------------
Small/Mid Cap Value   2003           $372,919              $364,172     $8,747
    Portfolio         2004            $84,592               $77,310     $7,282

--------------------------------------------------------------------------------
Total Return          2003           $372,919              $364,172     $8,747
    Portfolio         2004            $84,592               $77,310     $7,282
--------------------------------------------------------------------------------
U.S. Government/      2003           $372,919              $364,172     $8,747
   High Grade         2004            $84,592               $77,310     $7,282
   Securities
   Portfolio
--------------------------------------------------------------------------------
U.S. Large Cap        2003           $369,365              $362,822     $6,543
    Blended Style     2004            $84,592               $77,310     $7,282
    Portfolio
--------------------------------------------------------------------------------
Utility Income        2003           $372,920              $364,172     $8,748
    Portfolio         2004            $84,592               $77,310     $7,282
--------------------------------------------------------------------------------
Value Portfolio       2003           $372,919              $364,172     $8,747
                      2004            $84,592               $77,310     $7,282
--------------------------------------------------------------------------------
Wealth Appreciation   2003                 $0                    $0         $0
    Strategy          2004            $84,126               $76,843     $7,283
    Portfolio*
--------------------------------------------------------------------------------
Worldwide             2003           $372,919              $364,172     $8,747
    Privatization     2004            $89,099               $77,310    $11,789
    Portfolio
--------------------------------------------------------------------------------
*The Portfolio commenced operations on July 1, 2004.

Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to Alliance and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. [All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in Table 1 are for services pre-approved by the Audit Committee.] [Please confirm]

The amounts of the Fees for Non-Audit Services provided to the Fund, Alliance and Service Affiliates in Table 1 for the Fund that were subject to pre-approval by the Audit Committee for 2003 and 2004 are presented below in Table 2 [(includes conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70)]. The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to Alliance and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

Part IV - Proxy Voting and Stockholder Meetings
-----------------------------------------------

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted (i) for the election of each of the nominees as a Director (Proposal 1), (ii) to approve the amendment and restatement of the Fund's charter (Proposal 2), (iii) for the amendment, elimination or reclassification of certain of a Portfolio's fundamental investment restrictions (Proposals 3.A. - 3.Z.), (iv) for the reclassification of a Portfolio's investment objective as non-fundamental (Proposal 4.A.), and for reclassification as non-fundamental and changes to certain of the Portfolios' investment objectives (Proposal 4.B.). Any stockholder may revoke his or her proxy at any time prior to its exercise by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and submitting another proxy of a later date, or by personally voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The approval of Proposal One requires a plurality of the votes cast. The approval of Proposal Two requires an affirmative vote of a majority of the votes entitled to be cast. The approval of Proposal Three and Proposal Four requires a 1940 Act Majority or the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Portfolio as defined in the 1940 Act, which means the lesser of
(i) 67% or more of the voting securities of the Portfolio present or represented by proxy, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. Abstentions and broker non-votes, if any, will be considered present for purposes of determining the existence of a quorum. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One. With respect to Proposal Two, Proposal Three and Proposal Four, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against those Proposals. If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of one-third of the shares of a Portfolio outstanding and entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on a Proposal will be voted against adjournment as to that Proposal.

Alliance has engaged [Computershare Fund Services, Inc., 280 Oser Avenue, Hauppauge, New York 11788 to assist in soliciting proxies for the Meeting. It is estimated that [Computershare] will receive a fee of $[___] from [_____] for its services, to be paid by the Fund plus reimbursement of out-of-pocket expenses.

Part V - Other Information
--------------------------

                              Officers of the Fund
                              --------------------

Certain information concerning the Fund's officers is set forth below. Each of the Fund's officers is elected by the Board and serve for a term of one year and until his or her successor is duly elected and qualifies.

                      Position(s)
Name, Address         (Month and Year          Principal Occupation during
and Date of Birth*    Year First Elected)      the past 5 years
------------------    -------------------      ----------------

Marc O. Mayer         President and Chief      See biography on page ____.
10/2/57               Executive Officer
                      11/03

Philip L. Kirstein    Senior Vice President    Senior Vice President and
5/29/45               and Independent          Independent Compliance Officer of
                      Compliance Officer       the AllianceBernstein Funds, with
                      10/04                    which he has been associated
                                               since October 2004. Prior
                                               thereto, he was Of Counsel to
                                               Kirkpatrick & Lockhart, LLP from
                                               October 2003 to October 2004, and
                                               General Counsel of Merrill Lynch
                                               Investment Managers, L.P. since
                                               prior to 2000 until March 2003.

Mark D. Gersten       Treasurer and Chief      Senior Vice President of Alliance
10/4/50               Financial Officer        Global Investor Services, Inc.
                      11/97                    ("AGIS"),** and a Vice President
                                               of AllianceBernstein Investment
                                               Research and Management, Inc.,**
                                               with which he has been associated
                                               since prior to 2000.

Thomas R. Manley      Controller               Vice President of ACMC,** with
8/3/51                4/99                     which he has been associated
                                               since prior to 2000.

Mark R. Manley        Secretary                Senior Vice President, Deputy
10/23/62              12/03                    General Counsel and Chief
                                               Compliance Officer of ACMC,**
                                               with which he has been associated
                                               since prior to 2000.

----------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
**   An affiliate of the Fund.

                                 Stock Ownership

Information regarding person(s) who owned of record or were known by the Fund to beneficially own 5% or more of a Portfolio's shares (or class of shares, if applicable) on [___] is provided in Appendix [E].

         Information As To The Fund's Investment Adviser And Distributor

The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The investment adviser also provides certain administrative services to the Fund. The Fund's distributor is AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105.

                             Submission Of Proposals
                        For Next Meeting Of Stockholders

The Fund does not hold stockholder meetings annually. Any stockholder who wishes to submit a proposal to be considered at the Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting (or in accordance with any advance notice in the Bylaws then in effect), in order to be included in the Fund's proxy statement and form of proxy card relating to such meeting.

                                  Other Matters

Management does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                            Reports to Stockholders

The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investment Research and Management at (800) 227-4618 or write to Dennis Bowden at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                        By Order of the Board of Directors,
                                        Mark R. Manley
                                        Secretary

September __, 2005

New York, New York

                                   APPENDIX A
                            OUTSTANDING VOTING SHARES

A list of the outstanding voting shares for each of the Portfolios as of the close of business on the Record Date is presented below. Each share is entitled to cast one vote at the meeting.

Portfolio Name                              Number of Outstanding Shares
--------------                              ----------------------------
Americas Government Income Portfolio        [__________]

Balanced Wealth Strategy Portfolio          [__________]

Global Bond Portfolio                       [__________]

Global Dollar Government Portfolio          [__________]

Global Technology Portfolio                 [__________]

Global Research Growth Portfolio            [__________]

Growth Portfolio                            [__________]

Growth and Income Portfolio                 [__________]

High Yield Portfolio                        [__________]

International Portfolio                     [__________]

International Value Portfolio               [__________]

Large Cap Growth Portfolio                  [__________]

Money Market Portfolio                      [__________]

Real Estate Investment Portfolio            [__________]

Small Cap Growth Portfolio                  [__________]

Small/Mid Cap Value Portfolio               [__________]

Total Return Portfolio                      [__________]

Utility Income Portfolio                    [__________]

U.S. Government/High Grade Securities       [__________]
Portfolio

U.S. Large Cap Blended Style Portfolio      [__________]

Value Portfolio                             [__________]

Wealth Appreciation Strategy Portfolio      [__________]

Worldwide Privatization Portfolio           [__________]

                                   APPENDIX B
                   ADDITIONAL INFORMATION REGARDING DIRECTORS

Ownership in the Fund
---------------------

     The dollar range of each Portfolio's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                                      Aggregate Dollar
                                                                      Range of Equity
                                                                     Securities in the
                                                                        Funds in the
                                                                     AllianceBernstein
                       Dollar Range of Equity Securities in a        Fund Complex as of
                       Portfolio as of [insert applicable date]   [insert applicable date]
                       ----------------------------------------   ------------------------
Director
--------
Ruth Block             Americas Government           [________]          [________]
                       Income Portfolio

                       Balanced Wealth Strategy      [________]
                       Portfolio

                       Global Bond Portfolio         [________]

                       Global Dollar Government      [________]
                       Portfolio

                       Global Technology             [________]
                       Portfolio

                       Global Research Growth        [________]
                       Portfolio

                       Growth Portfolio              [________]

                       Growth and Income             [________]
                       Portfolio

                       High Yield Portfolio          [________]

                       International Portfolio       [________]

                       International Value           [________]
                       Portfolio

                       Large Cap Growth              [________]
                       Portfolio

                       Money Market Portfolio        [________]

                       Real Estate Investment        [________]
                       Portfolio

                       Small Cap Growth              [________]
                       Portfolio

                       Small/Mid Cap Value           [________]
                       Portfolio

                       Total Return Portfolio        [________]

                       Utility Income Portfolio      [________]

                       U.S. Government/High          [________]
                       Grade Securities
                       Portfolio

                       U.S. Large Cap Blended        [________]
                       Style Portfolio

                       Value Portfolio               [________]

                       Wealth Appreciation           [________]
                       Strategy Portfolio

                       Worldwide Privatization       [________]
                       Portfolio

David H. Dievler       Americas Government           [________]          [________]
                       Income Portfolio

                       Balanced Wealth Strategy      [________]
                       Portfolio

                       Global Bond Portfolio         [________]

                       Global Dollar Government      [________]
                       Portfolio

                       Global Technology             [________]
                       Portfolio

                       Global Research Growth        [________]
                       Portfolio

                       Growth Portfolio              [________]

                       Growth and Income             [________]
                       Portfolio

                       High Yield Portfolio          [________]

                       International Portfolio       [________]

                       International Value           [________]
                       Portfolio

                       Large Cap Growth              [________]
                       Portfolio

                       Money Market Portfolio        [________]

                       Real Estate Investment        [________]
                       Portfolio

                       Small Cap Growth              [________]
                       Portfolio

                       Small/Mid Cap Value           [________]
                       Portfolio

                       Total Return Portfolio        [________]

                       Utility Income Portfolio      [________]

                       U.S. Government/High          [________]
                       Grade Securities
                       Portfolio

                       U.S. Large Cap Blended        [________]
                       Style Portfolio

                       Value Portfolio               [________]

                       Wealth Appreciation           [________]
                       Strategy Portfolio

                       Worldwide Privatization       [________]
                       Portfolio

John H. Dobkin         Americas Government           [________]          [________]
                       Income Portfolio

                       Balanced Wealth Strategy      [________]
                       Portfolio

                       Global Bond Portfolio         [________]

                       Global Dollar Government      [________]
                       Portfolio

                       Global Technology             [________]
                       Portfolio

                       Global Research Growth        [________]
                       Portfolio

                       Growth Portfolio              [________]

                       Growth and Income             [________]
                       Portfolio

                       High Yield Portfolio          [________]

                       International Portfolio       [________]

                       International Value           [________]
                       Portfolio

                       Large Cap Growth              [________]
                       Portfolio

                       Money Market Portfolio        [________]

                       Real Estate Investment        [________]
                       Portfolio

                       Small Cap Growth              [________]
                       Portfolio

                       Small/Mid Cap Value           [________]
                       Portfolio

                       Total Return Portfolio        [________]

                       Utility Income Portfolio      [________]

                       U.S. Government/High          [________]
                       Grade Securities
                       Portfolio

                       U.S. Large Cap Blended        [________]
                       Style Portfolio

                       Value Portfolio               [________]

                       Wealth Appreciation           [________]
                       Strategy Portfolio

                       Worldwide Privatization       [________]
                       Portfolio

William H. Foulk, Jr.  Americas Government           [________]          [________]
                       Income Portfolio

                       Balanced Wealth Strategy      [________]
                       Portfolio

                       Global Bond Portfolio         [________]

                       Global Dollar Government      [________]
                       Portfolio

                       Global Technology             [________]
                       Portfolio

                       Global Research Growth        [________]
                       Portfolio

                       Growth Portfolio              [________]

                       Growth and Income             [________]
                       Portfolio

                       High Yield Portfolio          [________]

                       International Portfolio       [________]

                       International Value           [________]
                       Portfolio

                       Large Cap Growth              [________]
                       Portfolio

                       Money Market Portfolio        [________]

                       Real Estate Investment        [________]
                       Portfolio

                       Small Cap Growth              [________]
                       Portfolio

                       Small/Mid Cap Value           [________]
                       Portfolio

                       Total Return Portfolio        [________]

                       Utility Income Portfolio      [________]

                       U.S. Government/High          [________]
                       Grade Securities
                       Portfolio

                       U.S. Large Cap Blended        [________]
                       Style Portfolio

                       Value Portfolio               [________]

                       Wealth Appreciation           [________]
                       Strategy Portfolio

                       Worldwide Privatization       [________]
                       Portfolio

Marshall C. Turner     Americas Government           [________]          [________]
                       Income Portfolio

                       Balanced Wealth Strategy      [________]
                       Portfolio

                       Global Bond Portfolio         [________]

                       Global Dollar Government      [________]
                       Portfolio

                       Global Technology             [________]
                       Portfolio

                       Global Research Growth        [________]
                       Portfolio

                       Growth Portfolio              [________]

                       Growth and Income             [________]
                       Portfolio

                       High Yield Portfolio          [________]

                       International Portfolio       [________]

                       International Value           [________]
                       Portfolio

                       Large Cap Growth              [________]
                       Portfolio

                       Money Market Portfolio        [________]

                       Real Estate Investment        [________]
                       Portfolio

                       Small Cap Growth              [________]
                       Portfolio

                       Small/Mid Cap Value           [________]
                       Portfolio

                       Total Return Portfolio        [________]

                       Utility Income Portfolio      [________]

                       U.S. Government/High          [________]
                       Grade Securities
                       Portfolio

                       U.S. Large Cap Blended        [________]
                       Style Portfolio

                       Value Portfolio               [________]

                       Wealth Appreciation           [________]
                       Strategy Portfolio

                       Worldwide Privatization       [________]
                       Portfolio

Compensation from the Fund
--------------------------

The aggregate compensation paid by the Fund to the Directors during the fiscal year ended in 2004, the aggregate compensation paid to the Directors during calendar year 2004 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors.

                                                                      Number of             Number of
                                                                     Investment             Investment
                                                                      Companies         Portfolios within
                                                                        in the                 the
                                               Compensation       AllianceBernstein       AllianceBernstein
                                                 from the           Fund Complex,         Fund Complex,
                        Compensation from    AllianceBernstein      including the         including the
                         the Fund during       Fund Complex,     Funds, as to which     Funds, as to which
                         its Fiscal Year       including the      the Director is a     the Director is a
Name of Director          ended in 2004     Funds, during 2004   Director or Trustee   Director or Trustee
----------------          -------------     ------------------   -------------------   -------------------
Ruth Block              [$3,728]            $223,200             39                    105

David H. Dievler        [$3,709]            $268,250             41                    107

John H. Dobkin          [$3,896]            $252,900             39                    105

William H. Foulk, Jr    [$6,339]            $465,250             42                    108

Marc O. Mayer           $0                  $0                   37                    82

Marshall C. Turner      [$0]                 $25,350             1                     1

                                   APPENDIX C
                   GOVERNANCE AND NOMINATING COMMITTEE CHARTER

                                   APPENDIX D
                  FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

                                   APPENDIX E
                                 STOCK OWNERSHIP

The following person(s) owned of record or were known by the Fund to beneficially own 5% or more of the Fund's shares (or class of shares, if applicable) as of August __, 2005.

Name and Address of Beneficial Owner
------------------------------------

Americas Government Income Portfolio

Class A
-------

American International Life
Insurance Company of New York
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3708
Amount of Ownership                    300,137
-------------------
Percentage of Class                      8.38%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  3,153,435
-------------------
Percentage of Class                     88.09%
-------------------

Class B
-------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                    882,833
-------------------
Percentage of Class                     99.43%
-------------------

Balanced Wealth Strategy Portfolio

Class A
-------

Alliance Capital Management LP
ATTN:  Controller
1345 Avenue of the Americas
New York, NY 10105-0302
Amount of Ownership                    855,997
-------------------
Percentage of Class                       100%
-------------------

Class B
-------

Hartford Life and Annuity
200 Hopmedow Street
P.O. Box 2999
Hartford, CT 06104-2999
Amount of Ownership                    325,694
-------------------
Percentage of Class                      7.15%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                  4,075,565
-------------------
Percentage of Class                     89.43%
-------------------

Global Bond Portfolio

Class A
-------

National Union Fire Insurance
Company of Pittsburgh PA
ATTN:  Bill Tucker
80 Pine Street, Floor 39
New York, NY 10005-1704
Amount of Ownership                  1,047,567
-------------------
Percentage of Class                     23.45%
-------------------

Keyport Life Insurance
ATTN:  James Joseph
P.O. Box 9133
Wellesley Hills, MA 02481-9133
Amount of Ownership                  1,269,117
-------------------
Percentage of Class                     28.41%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  1,437,807
-------------------
Percentage of Class                     32.18%
-------------------

Class B
-------

Hartford Life Separate
Account 1A
200 Hopmedow Street
P.O. Box 2999
Hartford, CT 06104-2999
Amount of Ownership                    177,784
-------------------
Percentage of Class                     14.87%
-------------------

Keyport Life Insurance
ATTN:  James Joseph
P.O. Box 9133
Wellesley Hills, MA 02481-9133
Amount of Ownership                    408,544
-------------------
Percentage of Class                     34.16%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                    539,792
-------------------
Percentage of Class                     45.14%
-------------------

Global Dollar Government Portfolio

Class A
-------

American International Life
Insurance Company of New York
ATTN:  Ed Bacon
2727 A-Allen Parkway
Houston, TX 77019-2115
Amount of Ownership                    172,986
-------------------
Percentage of Class                     10.59%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  1,399,944
-------------------
Percentage of Class                     85.72%
-------------------

Class B
-------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                    399,653
-------------------
Percentage of Class                     98.62%
-------------------

Global Technology Portfolio

Class A
-------

Merrill Lynch, Pierce, Fenner
& Smith, Inc.
For the Sole Benefit of its
Customers
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6484
Amount of Ownership                    342,754
-------------------
Percentage of Class                      5.08%
-------------------

American International Life
Insurance Company of New York
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3708
Amount of Ownership                    710,434
-------------------
Percentage of Class                     10.53%
-------------------

Lincoln Life Variable Annuity
1300 S. Clinton Street
Ft. Wayne, IN 46802-3518
Amount of Ownership                  1,475,433
-------------------
Percentage of Class                     21.86%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  3,809,550
-------------------
Percentage of Class                     56.45%
-------------------

Class B
-------

Allmerica Financial Life
Insurance & Annuity Company
Allmerica Financial Separate
Accounts
440 Lincoln Street
Mailstop S-310
Worcester, MA 01653-0001
Amount of Ownership                    793,026
-------------------
Percentage of Class                      8.11%
-------------------

Keyport Life Insurance
ATTN:  James Joseph
P.O. Box 9133
Wellesley Hills, MA 02481-9133
Amount of Ownership                    939,923
-------------------
Percentage of Class                      9.61%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  1,564,105
-------------------
Percentage of Class                     16.00%
-------------------

Lincoln Life Variable Annuity
1300 S. Clinton Street
Ft. Wayne, IN 46802-3518
Amount of Ownership                  3,598,783
-------------------
Percentage of Class                     36.81%
-------------------

Global Research Growth Portfolio

Class A
-------

Alliance Capital Management LP
ATTN:  Controller
1345 Avenue of the Americas
New York, NY 10105-0302
Amount of Ownership                     10,000
-------------------
Percentage of Class                       100%
-------------------

Class B
-------

Alliance Capital Management LP
ATTN:  Controller
1345 Avenue of the Americas
New York, NY 10105-0302
Amount of Ownership                    490,000
-------------------
Percentage of Class                     95.95%
-------------------

Growth Portfolio

Class A
-------

American International Life
Insurance Company of New York
ATTN:  Ed Bacon
2727 A-Allen Parkway
Houston, TX 77019-2115
Amount of Ownership                    791,278
-------------------
Percentage of Class                     12.29%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  4,480,519
-------------------
Percentage of Class                     69.59%
-------------------

Class B
-------

Lincoln Life Variable Annuity
1300 S. Clinton Street
Ft. Wayne, IN 46802-3518
Amount of Ownership                    699,355
-------------------
Percentage of Class                      8.36%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                    934,570
-------------------
Percentage of Class                     11.17%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  2,770,308
-------------------
Percentage of Class                     33.10%
-------------------

Allstate Life Insurance
Company
300 N. Milwaukee Avenue
Vernon Hills, IL 60061-1533
Amount of Ownership                  3,049,892
-------------------
Percentage of Class                     36.44%
-------------------

Growth and Income Portfolio

Class A
-------

Merrill Lynch, Pierce, Fenner
& Smith, Inc.
For the Sole Benefit of its
Customers
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6484
Amount of Ownership                  1,509,846
-------------------
Percentage of Class                      6.05%
-------------------

Lincoln Life Variable Annuity
1300 S. Clinton Street
Ft. Wayne, IN 46802-3518
Amount of Ownership                  4,185,134
-------------------
Percentage of Class                     16.76%
-------------------

ING Life Insurance and Annuity
Company
151 Farmington Avenue, #TN41
Hartford, CT 06156-0001
Amount of Ownership                  4,663,625
-------------------
Percentage of Class                     18.68%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  9,104,940
-------------------
Percentage of Class                     36.47%
-------------------

Class B
-------

Travelers Insurance Company
1 Tower Square
ATTN:  Shareholder Accounting
#6MS
Hartford, CT 06183-0001
Amount of Ownership                  5,633,063
-------------------
Percentage of Class                      6.39%
-------------------

Allmerica Financial Life
Insurance and Annuity Company
Allmerica Financial Separate
Accounts
440 Lincoln Street
Mailstop S-310
Worcester, MA 01653-0001
Amount of Ownership                  7,230,526
-------------------
Percentage of Class                      8.21%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  7,701,909
-------------------
Percentage of Class                      8.74%
-------------------

GE Life and Annuity Assurance
Company
6610 W. Broad Street
Richmond, VA 23230-1702
Amount of Ownership                  7,836,572
-------------------
Percentage of Class                      8.90%
-------------------

Lincoln Life Variable Annuity
1300 S. Clinton Street
Ft. Wayne, IN 46802-3518
Amount of Ownership                  8,638,217
-------------------
Percentage of Class                      9.81%
-------------------

Allstate Life Insurance
Company
300 N. Milwaukee Avenue
Vernon Hills, IL 60061-1533
Amount of Ownership                  9,018,638
-------------------
Percentage of Class                     10.24%
-------------------

IDS Life Insurance Corporation
1438 AXP Financial Center
Minneapolis, MN 55474-0014
Amount of Ownership                 18,961,864
-------------------
Percentage of Class                     21.53%
-------------------

High Yield Portfolio

Class A
-------

American International Life
Insurance
Company of New York
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3708
Amount of Ownership                    386,397
-------------------
Percentage of Class                      7.67%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  4,438,796
-------------------
Percentage of Class                     88.13%
-------------------

Class B
-------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                  1,587,726
-------------------
Percentage of Class                     99.96%
-------------------

International Portfolio

Class A
-------

American International Life
Insurance Company of New York
ATTN:  Ed Bacon
2727 A-Allen Parkway
Houston, TX 77019-2115
Amount of Ownership                    342,152
-------------------
Percentage of Class                      9.18%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  2,913,864
-------------------
Percentage of Class                     78.17%
-------------------

Class B
-------

Keyport Life Insurance
ATTN:  James Joseph
P.O. Box 9133
Wellesley Hills, MA 02481-9133
Amount of Ownership                     43,317
-------------------
Percentage of Class                      8.13%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                    487,739
-------------------
Percentage of Class                     91.51%
-------------------

International Value Portfolio

Class A
-------

Nationwide Insurance Co.
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029
Amount of Ownership                    580,984
-------------------
Percentage of Class                     19.20%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  2,196,557
-------------------
Percentage of Class                     72.58%
-------------------

Class B
-------

American Enterprise Life
Insurance Company
1497 AXP Financial Center
Minneapolis, MN 55474-0014
Amount of Ownership                  2,381,986
-------------------
Percentage of Class                      7.56%
-------------------

IDS Life Insurance Corporation
1438 AXP Financial Center
Minneapolis, MN 55474-0014
Amount of Ownership                 23,621,286
-------------------
Percentage of Class                     74.93%
-------------------

Large Cap Growth Portfolio

Class A
-------

Allmerica Financial Life
Insurance & Annuity Company
ATTN:  Separate Accounts S-310
440 Lincoln Street
Worcester, MA 01653-0002
Amount of Ownership                  1,290,661
-------------------
Percentage of Class                      5.34%
-------------------

Keyport Life Insurance
ATTN:  James Joseph
P.O. Box 9133
Wellesley Hills, MA 02481-9133
Amount of Ownership                  1,575,836
-------------------
Percentage of Class                      6.52%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  5,728,109
-------------------
Percentage of Class                     23.70%
-------------------

Merrill Lynch, Pierce, Fenner
& Smith, Inc.
For the Sole Benefit of its
Customers
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6484
Amount of Ownership                 11,900,905
-------------------
Percentage of Class                     49.24%
-------------------

Class B
-------

GE Life and Annuity Assurance
Company
6610 W. Broad Street
Richmond, VA 23230-1702
Amount of Ownership                  1,384,354
-------------------
Percentage of Class                      5.69%
-------------------

Lincoln Life Variable Annuity
1300 S. Clinton Street
Ft. Wayne, IN 46802-3518
Amount of Ownership                  1,485,156
-------------------
Percentage of Class                      6.11%
-------------------

Travelers Insurance Company
1 Tower Square
ATTN:  Shareholder Accounting
#6MS
Hartford, CT 06183-0001
Amount of Ownership                  1,660,144
-------------------
Percentage of Class                      6.83%
-------------------

Allstate Life Insurance Compan     y
300 N. Milwaukee Avenue
Vernon Hills, IL 60061-1533
Amount of Ownership                  1,772,292
-------------------
Percentage of Class                      7.29%
-------------------

Travelers Life & Annuity
Company
1 Tower Square
ATTN:  Shareholder Accounting
#6MS
Hartford, CT 06183-0001
Amount of Ownership                  1,977,404
-------------------
Percentage of Class                      8.13%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  2,919,109
-------------------
Percentage of Class                        12%
-------------------

Allmerica Financial Life
Insurance and Annuity Company
Allmerica Financial Separate
Accounts
440 Lincoln Street
Mailstop S-310
Worcester, MA 01653-0001
Amount of Ownership                  4,190,116
-------------------
Percentage of Class                     17.23%
-------------------

Money Market Portfolio

Class A
-------

American International Life
Insurance Company of New York
ATTN:  Ed Bacon
2727 A-Allen Parkway
Houston, TX 77019-2115
Amount of Ownership                  3,062,575
-------------------
Percentage of Class                      8.78%
-------------------

Fortis Benefits
ATTN:  Bruce Fiedler
P.O. Box 64284
St. Paul, MN 55164-0284
Amount of Ownership                  7,286,860
-------------------
Percentage of Class                     20.89%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                 22,747,783
-------------------
Percentage of Class                     65.20%
-------------------

Class B
-------

American International Life
Insurance Company of New York
ATTN:  Ed Bacon
600 North King Street
Wilmington, DE 19801-3708
Amount of Ownership                  2,245,521
-------------------
Percentage of Class                      9.57%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                  6,902,755
-------------------
Percentage of Class                     29.40%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                 14,047,620
-------------------
Percentage of Class                     59.84%
-------------------

Real Estate Investment Portfolio

Class A
-------

American International Life
Insurance
Company of New York
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3708
Amount of Ownership                    265,484
-------------------
Percentage of Class                      7.08%
-------------------

Great West Life & Annuity
Insurance Company
FBO Schwab Annuities
8515 E. Orchard Road
ATTN:  Investment Div. 2T2
Englewood, CO 80111-5002
Amount of Ownership                    773,335
-------------------
Percentage of Class                     20.61%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  2,475,233
-------------------
Percentage of Class                     65.97%
-------------------

Class B
-------

Guardian Insurance & Annuity
Company, Inc.
3900 Burgess Place
Bethlehem, PA 18017-9097
Amount of Ownership                    255,246
-------------------
Percentage of Class                     20.95%
-------------------

Guardian Insurance & Annuity
Company, Inc.
3900 Burgess Place
Bethlehem, PA 18017-9097
Amount of Ownership                    408,442
-------------------
Percentage of Class                     33.52%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                    553,543
-------------------
Percentage of Class                     45.42%
-------------------

Small Cap Growth Portfolio

Class A
-------

ING Life Insurance and Annuity
Company
151 Farmington Avenue, #TN41
Hartford, CT 06156-0001
Amount of Ownership                    365,045
-------------------
Percentage of Class                      7.73%
-------------------

American International Life
Insurance Company of New York
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3708
Amount of Ownership                    434,960
-------------------
Percentage of Class                      9.21%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  3,582,728
-------------------
Percentage of Class                     75.84%
-------------------

Class B
-------

Sun Life Financial Futurity
Retirement Products & Services
P.O. Box 9134
Wellesley Hills, MA 02481-9134
Amount of Ownership                    262,062
-------------------
Percentage of Class                     12.82%
-------------------

GE Life and Annuity Assurance
Company
6610 W. Broad Street
Richmond, VA 23230-1702
Amount of Ownership                    787,622
-------------------
Percentage of Class                     38.53%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                    965,570
-------------------
Percentage of Class                     47.23%
-------------------

Small/Mid Cap Value Portfolio

Class A
-------

Lincoln Life Variable Annuity
1300 S. Clinton Street
Ft. Wayne, IN 46802-3518
Amount of Ownership                  2,900,910
-------------------
Percentage of Class                     38.35%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  3,525,537
-------------------
Percentage of Class                     46.60%
-------------------

Class B
-------

Nationwide Insurance Company
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029
Amount of Ownership                    823,458
-------------------
Percentage of Class                      8.14%
-------------------

Allmerica Financial Life
Insurance and Annuity Company
Allmerica Financial Separate
Accounts
440 Lincoln Street
Mailstop S-310
Worcester, MA 01653-0001
Amount of Ownership                  1,288,363
-------------------
Percentage of Class                     12.73%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                  1,505,533
-------------------
Percentage of Class                     14.88%
-------------------

Allstate Life Insurance
Company
300 N. Milwaukee Avenue
Vernon Hills, IL 60061-1533
Amount of Ownership                  2,181,473
-------------------
Percentage of Class                     21.56%
-------------------

Lincoln Life Variable Annuity
1300 S. Clinton Street
Ft. Wayne, IN 46802-3518
Amount of Ownership                  2,834,573
-------------------
Percentage of Class                     28.01%
-------------------

Total Return Portfolio

Class A
-------

American International Life
Insurance Company of New York
ATTN:  Ed Bacon
2727 A-Allen Parkway
Houston, TX 77019-2115
Amount of Ownership                    622,396
-------------------
Percentage of Class                      6.39%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  8,550,186
-------------------
Percentage of Class                     87.74%
-------------------

Class B
-------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                  2,315,048
-------------------
Percentage of Class                     92.54%
-------------------

Utility Income Portfolio

Class A
-------

Great West Life & Annuity
Insurance Company
FBO Schwab Annuities
8515 E. Orchard Road
ATTN:  Investment Div. 2T2
Englewood, CO 80111-5002
Amount of Ownership                    203,153
-------------------
Percentage of Class                      6.67%
-------------------

American International Life
Insurance Company of New York
ATTN:  Ed Bacon
2727 A-Allen Parkway
Houston, TX 77019-2115
Amount of Ownership                    208,008
-------------------
Percentage of Class                      6.83%
-------------------

Great West Life & Annuity
Insurance Company
8515 E. Orchard Road
Greenwood Village, CO
80111-5002
Amount of Ownership                    252,849
-------------------
Percentage of Class                      8.30%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  2,271,982
-------------------
Percentage of Class                     74.60%
-------------------

Class B
-------

Allstate Life Insurance
Company
300 N. Milwaukee Avenue
Vernon Hills, IL 60061-1533
Amount of Ownership                     50,847
-------------------
Percentage of Class                     12.62%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                    348,398
-------------------
Percentage of Class                     86.46%
-------------------

U.S. Government/High Grade
Securities Portfolio

Class A
-------

American International Life
Insurance Company of New York
ATTN:  Ed Bacon
2727 A-Allen Parkway
Houston, TX 77019-2115
Amount of Ownership                    795,852
-------------------
Percentage of Class                     10.24%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  6,568,020
-------------------
Percentage of Class                     84.48%
-------------------

Class B
-------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                    257,274
-------------------
Percentage of Class                     11.65%
-------------------

American Enterprise Life
Insurance Company
Minneapolis, MN 55474-0001
Amount of Ownership                    328,923
-------------------
Percentage of Class                     14.89%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                  1,600,416
-------------------
Percentage of Class                     72.45%
-------------------

U.S. Large Cap Blended Style
Portfolio

Class A
-------

Alliance Capital Management LP
ATTN:  Controller
1345 Avenue of the Americas
New York, NY 10105-0302
Amount of Ownership                    100,591
-------------------
Percentage of Class                       100%
-------------------

Class B
-------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                    202,681
-------------------
Percentage of Class                     15.91%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                  1,068,042
-------------------
Percentage of Class                     83.82%
-------------------

Value Portfolio

Class A
-------

Alliance Capital Management LP
ATTN:  Controller
1345 Avenue of the Americas
New York, NY 10105-0302
Amount of Ownership                        466
-------------------
Percentage of Class                     10.15%
-------------------

Merrill Lynch, Pierce, Fenner
& Smith, Inc.
For the Sole Benefit of its
Customers
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6484
Amount of Ownership                      4,121
-------------------
Percentage of Class                     89.85%
-------------------

Class B
-------

Hartford Life and Annuity
200 Hopmedow Street
P.O. Box 2999
Hartford, CT 06104-2999
Amount of Ownership                    797,277
-------------------
Percentage of Class                      5.86%
-------------------

ING USA Annuity and Life
Insurance Company
1475 Dunwoody Dr.
West Chester, PA 19380-1478
Amount of Ownership                    883,763
-------------------
Percentage of Class                      6.49%
-------------------

Allmerica Financial Life
Insurance and Annuity Company
Allmerica Financial Separate
Accounts
440 Lincoln Street
Mailstop S-310
Worcester, MA 01653-0001
Amount of Ownership                  1,075,262
-------------------
Percentage of Class                      7.90%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                  2,338,174
-------------------
Percentage of Class                     17.17%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  6,032,418
-------------------
Percentage of Class                     44.31%
-------------------

Wealth Appreciation Strategy
Portfolio

Class A
-------

Alliance Capital Management LP
ATTN:  Controller
1345 Avenue of the Americas
New York, NY 10105-0302
Amount of Ownership                    554,644
-------------------
Percentage of Class                       100%
-------------------

Class B
Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                  2,034,138
-------------------
Percentage of Class                     99.39%
-------------------

Worldwide Privatization
Portfolio

Class A
-------

American International Life
Insurance
Company of New York
ATTN:  Ed Bacon
2727 A-Allen Parkway
Houston, TX 77019-2115
Amount of Ownership                    231,182
-------------------
Percentage of Class                     11.13%
-------------------

AIG Life Insurance Company
ATTN:  Ed Bacon
600 N. King Street
Wilmington, DE 19801-3722
Amount of Ownership                  1,605,200
-------------------
Percentage of Class                     77.28%
-------------------

Class B
Keyport Life Insurance
ATTN:  James Joseph
P.O. Box 9133
Wellesley Hills, MA 02481-9133
Amount of Ownership                    238,726
-------------------
Percentage of Class                     25.06%
-------------------

Anchor National Life Insurance
Company
P.O. Box 54299
Los Angeles, CA 90054-0299
Amount of Ownership                    239,454
-------------------
Percentage of Class                     25.14%
-------------------

Sun Life Financial Futurity
Retirement Products & Services
P.O. Box 9134
Wellesley Hills, MA 02481-9134
Amount of Ownership                    418,215
-------------------
Percentage of Class                     43.90%
-------------------

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

Americas Government Income Portfolio      Large Cap Growth Portfolio
Balanced Wealth Strategy Portfolio        Money Market Portfolio
Global Bond Portfolio                     Real Estate Investment Portfolio
Global Dollar Government Portfolio        Small Cap Growth Portfolio
Global Technology Portfolio               Small/Mid Cap Value Portfolio
Global Research Growth Portfolio          Total Return Portfolio
Growth Portfolio                          Utility Income Portfolio
Growth and Income Portfolio               U.S. Government/High Grade Securities
High Yield Portfolio                      Portfolio
International Portfolio                   U.S. Large Cap Blended Style Portfolio
International Value Portfolio             Value Portfolio
                                          Wealth Appreciation Strategy Portfolio
                                          Worldwide Privatization Portfolio

                           [LOGO OF ALLIANCE CAPITAL]
                        Alliance Capital Management L.P.

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT September __, 2005

                                   FORM OF

PROXY       ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.          PROXY

                      JOINT ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 15, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS OF THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. The undersigned hereby appoints Christina A. Morse and Carol H. Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") to be held at 3:00 p.m., Eastern Time, on November 15, 2005 at the offices of the AllianceBernstein Funds, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein), revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director and "FOR" each of the other proposals as described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-290-1383

Please vote, date, sign and return this proxy card promptly if you are not voting via the internet or by telephone. You may use the enclosed envelope.

Note: Please sign exactly as name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.


_________________________________________
Stockholder sign here


_________________________________________
Co-owner sign here

_________________________________________
Date

           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

Americas Government Income Portfolio
Balanced Wealth Strategy Portfolio
Global Bond Portfolio
Global Dollar Government Portfolio
Global Technology Portfolio
Global Research Growth Portfolio
Growth Portfolio Growth and Income Portfolio
High Yield Portfolio
International Portfolio
International Value Portfolio
Large Cap Growth Portfolio
Money Market Portfolio
Real Estate Investment Portfolio
Small Cap Growth Portfolio
Small/Mid Cap Value Portfolio
Total Return Portfolio
Utility Income Portfolio
U.S. Government/High Grade Securities Portfolio
U.S. Large Cap Blended Style Portfolio
Value Portfolio
Wealth Appreciation Strategy Portfolio
Worldwide Privatization Portfolio

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:[_]

[_] To vote FOR all proposals for all Portfolios mark this box. No other vote is necessary.

                                           For        Withhold     For All
                                           All          All        Except

1.   To elect Directors                     / /        / /          / /
     of the Fund

01.  Ruth Block              05.  Marc O. Mayer
02.  David H. Dievler        06.  Marshall C. Turner, Jr.
03.  John H. Dobkin
04.  William H. Foulk, Jr.

To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided. __________________________

                                           For        Against       Abstain

2. To approve the amendment and            / /        / /          / /
restatement of the Fund's charter,
which will repeal in its entirety all
currently existing charter provisions
and substitute in lieu thereof new
provisions set forth in the Form of
Articles of Amendment and Restatement
attached to the Proxy Statement as
Appendix D.

All Portfolios

                                           For        Against       Abstain

3. To approve the amendment,               / /        / /          / /
elimination, or reclassification as
non-fundamental of the fundamental
investment policies regarding:

                                           For        Against      Abstain

    3.a. Diversification.                  / /        / /          / /

All Portfolios except Americas Government Income Portfolio, Global Bond Portfolio, and Global Dollar Government Portfolio

                                           For        Against      Abstain

    3.b. Issuing Senior Securities         / /        / /          / /
         and Borrowing Money.

All Portfolios

                                           For        Against      Abstain

    3.c. Underwriting Securities.          / /        / /          / /

Global Research Growth Portfolio, Global Technology Portfolio, Growth Portfolio, Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Small Cap Growth Portfolio, Total Return Portfolio, U.S. Government/High Grade Securities Portfolio, and U.S. Large Cap Blended Style Portfolio

                                           For        Against      Abstain

    3.d.  Concentration of Investments.    / /        / /          / /

All Portfolios

                                           For        Against      Abstain

    3.e. Real Estate and Companies         / /        / /          / /
         that Deal in Real Estate.

All Portfolios

                                           For        Against      Abstain

    3.f.  Commodity Contracts and          / /        / /          / /
          Futures Contracts.

All Portfolios except Global Technology Portfolio

                                           For        Against      Abstain

    3.g. Loans.                            / /        / /          / /

All Portfolios

                                           For        Against      Abstain

    3.h.  Joint Securities Trading         / /        / /          / /
          Accounts.

Americas Government Income Portfolio, Global Bond Portfolio, Global Technology Portfolio, High Yield Portfolio, Real Estate Investment Portfolio, Small Cap Growth Portfolio, Utility Income Portfolio, U.S. Government/High Grade Securities Portfolio, and Worldwide Privatization Portfolio

                                           For        Against      Abstain

    3.i. Exercising Control.               / /        / /          / /

All Portfolios except Global Research Growth Portfolio, Growth Portfolio, and U.S. Large Cap Blended Style Portfolio

                                           For        Against      Abstain
    3.j.  Other Investment Companies.      / /        / /          / /

Americas Government Income Portfolio, Global Bond Portfolio, Global Research Growth Portfolio, Global Technology Portfolio, Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Money Market Portfolio, Total Return Portfolio, Utility Income Portfolio, and U.S. Government/High Grade Securities Portfolio

                                           For        Against      Abstain

    3.k.  Oil, Gas, and Other              / /        / /          / /
          Types of Mineral Leases.

Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, Global Technology Portfolio, Money Market Portfolio, Real Estate Investment Portfolio, Utility Income Portfolio, and Worldwide Privatization Portfolio

                                           For        Against      Abstain
    3.l.  Purchases of Securities on       / /        / /          / /
          Margin.

All Portfolios except Balanced Wealth Strategy Portfolio, Global Research Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, International Value Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Small/Mid Cap Value Portfolio, Value Portfolio, and Wealth Appreciation Strategy Portfolio

                                           For        Against      Abstain

    3.m. Short Sales.                      / /        / /          / /

All Portfolios except Balanced Wealth Strategy Portfolio, Global Research Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, International Value Portfolio, Small/Mid Cap Value Portfolio, U.S. Large Cap Blended Style Portfolio, Value Portfolio, and Wealth Appreciation Strategy Portfolio

                                           For        Against      Abstain
    3.n. Pledging, Hypothecating,          / /        / /          / /
         Mortgaging or Otherwise
         Encumbering Assets.

All Portfolios except Growth Portfolio and Utility Income Portfolio

                                           For        Against      Abstain

    3.o.  Illiquid Securities and          / /        / /          / /
          Restricted Securities.

Global Bond Portfolio, Global Technology Portfolio, Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Total Return Portfolio, and U.S. Government/High Grade Securities Portfolio

                                           For        Against      Abstain

    3.p. Warrants.                         / /        / /          / /

Americas Government Income Portfolio and Global Bond Portfolio

                                           For        Against      Abstain

    3.q. Unseasoned Companies.             / /        / /          / /

Global Technology Portfolio

                                           For        Against      Abstain

    3.r. Requirement to Invest in          / /        / /          / /
         Specific Investments.

Large Cap Growth Portfolio

                                           For        Against      Abstain

    3.s.  65% Investment Limitation.       / /        / /          / /

U.S. Government/High Grade Securities Portfolio, Utility Income Portfolio, and Worldwide Privatization Portfolio

                                           For        Against      Abstain

    3.t. Securities of Issuers in which    / /        / /          / /
         Officers or Directors/Partners
         Have an Interest.

Global  Technology  Portfolio,   Growth  and  Income  Portfolio,   International
Portfolio, Large Cap Growth Portfolio, Money Market Portfolio and Total Return Portfolio

                                           For        Against      Abstain

    3.u. Option Transactions.              / /        / /          / /

Amercias Government Income Portfolio, Global Technology Portfolio, Large Cap Growth Portfolio and Money Market Portfolio

                                           For        Against      Abstain

    3.v.  Purchasing Voting or Other       / /        / /          / /
          Securities.

Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Total Return Portfolio, U.S. Government/High Grade Securities Portfolio, and Utility Income Portfolio

                                           For        Against      Abstain

    3.w. Repurchase Agreements.            / /        / /          / /

Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Total Return Portfolio, and U.S. Government/High Grade Securities Portfolio

                                           For        Against      Abstain

    3.x. Securities with Maturities        / /        / /          / /
         Greater than One Year.

Money Market Portfolio

                                           For        Against      Abstain

    3.y. Acquisitions of Certain           / /        / /          / /
         Preferred Stock and Debt
         Securities.

High Yield Portfolio, and U.S. Government/High Grade Securities Portfolio

                                           For        Against      Abstain

    3.z. Investments in Government         / /        / /          / /
         Securities Consistant with
         Internal Revenue Code
         Requirements

U.S. Government/High Grade Securities Portfolio

4.

                                           For        Against      Abstain

    4.a. The Reclassification of a         / /        / /          / /
         Portfolio's Fundamental
         Investment Objective as
         Non-fundamental with no Changes
         to Investment Objective.

Americas Government Income Portfolio, Balanced Wealth Strategy Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, Global Technology Portfolio, Global Research Growth Portfolio, High Yield Portfolio, International Value Portfolio, Money Market Portfolio, Small/Mid Cap Value Portfolio, U.S. Government/High Grade Securities Portfolio, U.S. Large Cap Blended Style Portfolio, Value Portfolio and Wealth Appreciation Strategy Portfolio

    4.b.  The Reclassification as
          Non-fundamental and Changes to
          Specific Portfolios Investment
          Objectives.

                                          For           Against         Abstain

1. Growth Portfolio                       / /             / /             / /

2. Growth and Income Portfolio            / /             / /             / /

3. International Portfolio                / /             / /             / /

4. Large Cap Growth Portfolio             / /             / /             / /

5. Real Estate Investment Portfolio       / /             / /             / /

6. Small Cap Growth Portfolio             / /             / /             / /

7. Total Return Portfolio                 / /             / /             / /

8. Utility Income Portfolio               / /             / /             / /

9. Worldwide Privatization Portfolio      / /             / /             / /

5. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder(s).


00250.0451 #592027